UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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The Walt Disney Company

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January 11, 2006

Dear Fellow Shareholder,

I am pleased to invite you to our 2006 Annual Meeting of shareholders, which will be held on Friday, March 10, 2006, at 10 a.m. at The Arrowhead Pond in Anaheim, California. At the meeting, we will be electing all 13 members of our Board of Directors, as well as considering ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants and up to two proposals from shareholders.

This year we’re also welcoming John Pepper, former chairman and chief executive officer of Procter & Gamble, and Orin Smith, former president and chief executive officer of Starbucks Corporation, as new nominees to our Board. They were appointed directors effective January 1, 2006, and we believe they make excellent additions to our Board.

You may vote your shares using the Internet or the telephone by following the instructions on the enclosed proxy card or voting instruction form. Of course, you may also vote by returning the enclosed proxy card or voting instruction form.

We see the annual meeting as an important opportunity to communicate with our shareholders and we look forward to seeing you there should you be able to attend. A map and other instructions are included in the enclosed materials. If you cannot attend, you can still listen to the meeting, which will be webcast and available on our Investor Relations website.

Thank you very much for your continued interest in The Walt Disney Company.

Sincerely,

Robert A. Iger

President and Chief Executive Officer

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

500 South Buena Vista Street

Burbank, California 91521

January 11, 2006

Notice of Meeting

The 2006 Annual Meeting of shareholders of The Walt Disney Company will be held at The Arrowhead Pond of Anaheim, 2695 East Katella Avenue, Anaheim, California, on Friday, March 10, 2006, beginning at 10:00 a.m. The items of business are:

1.	Election of 13 Directors, each for a term of one year.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2006.

3.	Consideration of two shareholder proposals, if presented at the meeting.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 9, 2006, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders will be available at the Grand Californian Hotel, 1600 S. Disneyland Drive, Anaheim, California, before the meeting.

Alan N. Braverman

Senior Executive Vice President, General Counsel

and Secretary

Your Vote is Important

Please vote as promptly as possible

by using the Internet or telephone or

by signing, dating and returning the enclosed Proxy Card

If you plan to attend the meeting, please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

1	Introduction

1	Corporate Governance and Board Matters

1	Corporate Governance Guidelines and Code of Ethics

1	Chairman of the Board

2	Committees

3	Director Independence

4	Director Selection Process

5	Board Compensation

6	Certain Relationships and Related Party Transactions

7	Shareholder Communications

8	Executive Compensation

8	Compensation Committee Report

16	Compensation Committee Interlocks and Insider Participation

16	Summary Compensation Table

19	Stock Options

21	Long-Term Incentives

21	Retirement Plans

23	Employment Agreements

32	Stock Performance Graph

33	Audit-Related Matters

33	Audit Committee Report

34	Policy for Approval of Audit and Permitted Non-audit Services

34	Auditor Fees and Services

35	Items to Be Voted On

35	Election of Directors

39	Ratification of Appointment of Independent Registered Public Accountants

39	Shareholder Proposals

41	Other Matters

42	Information About Voting and the Meeting

42	Shares Outstanding

42	Voting

43	Attendance at the Meeting

43	Other Information

43	Stock Ownership

44	Section 16(a) Beneficial Ownership Reporting Compliance

44	Electronic Delivery of Proxy Materials and Annual Report

44	Reduce Duplicate Mailings

45	Proxy Solicitation Costs

Annexes

A-1	Annex A—Corporate Governance Guideline on Director Independence

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

500 South Buena Vista Street

Burbank, California 91521

January 11, 2006

Introduction

This proxy statement contains information relating to the annual meeting of shareholders of The Walt Disney Company to be held on Friday, March 10, 2006, beginning at 10:00 a.m. local time, at The Arrowhead Pond in Anaheim, California. It is being mailed to shareholders beginning on or about January 11, 2006. For information on how to vote your shares, see the instructions included on the enclosed proxy card or instruction form and under “Information About Voting and the Meeting” on page 42 of this proxy statement.

Corporate Governance and Board Matters

There are currently 13 members of the Board of Directors:

John E. Bryson John S. Chen Judith L. Estrin Robert A. Iger Fred H. Langhammer Aylwin B. Lewis Monica C. Lozano	Robert W. Matschullat George J. Mitchell Leo J. O’Donovan, S.J. John E. Pepper, Jr.* Orin C. Smith* Gary L. Wilson

* Joined January 1, 2006.

The Board met 14 times during fiscal 2005. Each Director attended at least 80% of all of the meetings of the Board and Committees on which he or she served and average attendance was 97%. All of the Directors in office at the time attended the Company’s 2005 annual shareholders meeting. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the shareholders of the Company, the Board and Committees of which he or she is a member.

Corporate Governance Guidelines and Code of Ethics

The Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its Committees, directs the affairs of the Company. The Guidelines cover, among other things, the composition and functions of the Board of Directors, director independence, stock ownership by and compensation of Directors, management succession and review, Board Committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

The Corporate Governance Guidelines, the Standards of Business Conduct and the Code of Business Conduct and Ethics for Directors are each available on the Company’s Investor Relations website at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors, or the Standards of Business Conduct with respect to the chief executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at this location on its website.

Chairman of the Board

Senator George Mitchell has served as non-executive Chairman of the Board since March of 2004. At the unanimous request of the Board, Senator Mitchell, who has reached the Board’s retirement age, has agreed to be nominated for re-election to the Board and to serve as a Director and Chairman through December 31, 2006, to facilitate an orderly Chairman succession process.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things:

•	presides over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which management Directors and other members of management do not participate;
•	establishes the annual agenda of the Board and agendas of each meeting in consultation with the Chief Executive Officer;
•	oversees the distribution of information to Directors;
•	advises with respect to the work of each Committee and reviews (with the Governance and Nominating Committee) changes in Board membership and the membership and chair of each Committee;
•	coordinates periodic review of management’s strategic plan for the Company;
•	leads the Board’s review of the succession plan for the Chief Executive Officer and other key senior managers; and
•	coordinates the annual performance review of the Chief Executive Officer and other key senior managers.

The Company’s Corporate Governance Guidelines specify that the Chairman of the Board will be an independent Director unless the Board determines that the best interests of the shareholders would be otherwise better served, in which case the Board will disclose in the Company’s proxy statement the reasons for a different arrangement and appoint an independent director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.

Committees

The Board of Directors has four standing committees: Audit, Governance and Nominating, Compensation and Executive. Information regarding these committees is provided below. The charters of the Audit, Governance and Nominating and Compensation Committees are available on the Company’s Investor Relations website at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary.

The members of the Audit Committee are:

Robert W. Matschullat (Chair)

John S. Chen

Monica C. Lozano

Leo J. O’Donovan, S.J.

The functions of the Audit Committee are described below under the heading “Audit Committee Report.” The Audit Committee met eight times during fiscal 2005. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board has determined that Mr. Matschullat, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

The members of the Governance and Nominating Committee are:

Monica C. Lozano (Chair)

Judith L. Estrin

Aylwin B. Lewis

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of Director independence and the Board’s annual self-evaluation, makes recommendations to the Board with respect to Committee assignments and oversees the Board’s director education practices. The Committee met seven times during fiscal 2005. All

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The members of the Compensation Committee are:

Judith L. Estrin (Chair)

Fred H. Langhammer

Aylwin B. Lewis

Leo J. O’Donovan, S.J.

The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer, and making recommendations regarding compensation of other executive officers and certain compensation plans to the Board (which has delegated to the Committee the responsibility for approving these arrangements). In fiscal 2005, the Compensation Committee met 11 times. All of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The members of the Executive Committee are:

George J. Mitchell (Chair)

Robert A. Iger

Gary L. Wilson

The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee’s actions are generally limited to matters such as the authorization of corporate credit facilities and borrowings. In fiscal 2005, the Executive Committee held no meetings but took action by unanimous written consent on one occasion.

Director Independence

The provisions of the Company’s Corporate Governance Guidelines regarding Director independence meet and in some areas exceed the listing standards of the New York Stock Exchange. The portion of the Guidelines addressing Director independence is attached to this proxy statement as Annex A.

Pursuant to the Guidelines, the Board undertook its annual review of Director independence in December 2005. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” below. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors nominated for election at the annual meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Robert Iger and John Bryson. Mr. Iger is considered an inside Director because of his employment as a senior executive of the Company. Mr. Bryson is considered a non-independent outside Director as a result of the dollar amount of business transactions during fiscal 2005 between the Company and its subsidiaries and Lifetime Entertainment Television, a company that employs Mr. Bryson’s wife in an executive capacity. During fiscal 2005, Lifetime

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

acquired programming and purchased advertising time from, and sold advertising time to, Company subsidiaries in an aggregate amount that exceeded 2% of Lifetime’s total revenues for that year. Additional information regarding compensation provided to Mr. Bryson’s wife appears under “Certain Relationships and Related Party Transactions” below.

In determining that each of the other Directors is independent, the Board considered the following relationships, which it determined were immaterial to the Directors’ independence. The Board considered that the Company and its subsidiaries in the ordinary course of business sell products and services to, and/or purchase products and services from, companies at which some of our Directors are or have been officers. In each case, the amount paid to or received from these companies in each of the last three years did not approach the 2% of total revenue threshold in the Guidelines, reaching approximately 1% of the total revenue in one case and in the other cases falling well below 1%. The Board also considered that some Directors were directors (but not officers) of companies or institutions to which Disney sells products and services or from which Disney purchases products and services. The Board also considered whether Mr. Smith’s independence would be impaired by virtue of his service on the board of directors of Conservation International, a global nonprofit organization, which Disney supported in 2005 with a grant of $400,000 to help fund a Conservation International project and additional smaller grants before Mr. Smith was nominated to serve on the Board. Finally, the Board considered charitable contributions to organizations with which Directors had relationships that are not covered by the Company’s Corporate Governance Guidelines. The Board determined that none of these relationships impaired the independence of the Directors.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent Directors and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee has also retained a third-party executive search firm to identify and review candidates upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee—including prospective nominees recommended by shareholders—it makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Committee takes into account the information provided to the Committee with the recommendation of the candidate, as well as the Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Committee deems appropriate. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the shareholders of the Company;

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;
•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s shareholders, employees, customers, guests and communities; and
•	the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company’s Corporate Governance Guidelines.

If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee’s report.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s bylaws relating to shareholder nominations as described in “Shareholder Communications” below.

Board Compensation

Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee. Directors who are also employees of the Company receive no additional compensation for service as a Director. The following table shows compensation for non-employee directors for fiscal 2005:

Annual Board retainer	$65,000
Annual committee retainer[1]	$10,000
Annual committee chair retainer[2]	$15,000
Annual deferred stock unit grant	$60,000
Annual retainer for Board Chairman[3]	$500,000
Annual stock option grant[4]	6,000 shares

[1]	Per committee.
[2]	This is in addition to the annual committee retainer the Director receives for the committee.
[3]	In lieu of all other Director compensation except the annual stock option grant.
[4]	In fiscal 2005, each of the current non-employee directors other than Messrs. Pepper and Smith received this grant.

All payments and grants other than the stock option grants (which are made on March 1 of each year to Directors serving on that date) are made quarterly in arrears. Amounts awarded as deferred stock units are calculated by dividing the amount payable by the average of the high and low trading prices of Disney stock averaged over the last ten trading days of the quarter.

Deferred stock unit grants are fully vested upon crediting and are distributed to the Director in shares of Disney stock on the second anniversary of the grant date, except that stock units granted with respect to the Board Chairman’s annual retainer are distributed in shares of Disney stock in January of the year following the year of crediting.

The exercise price of the options granted in fiscal 2005 is $28.21 (the fair market value on the date of grant). The options vest in equal installments over five years and have a ten-year term. If a Director ends his or her service by reason of mandatory retirement pursuant to the Board’s retirement policy or permanent disability, the options continue to vest in accordance with their original schedule. If service ends by reason of death, the options vest immediately. In any of the

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

foregoing cases, the options remain exercisable for five years following termination or until the original expiration date of the option, whichever is sooner. In all other cases, options cease to vest upon termination and all options must be exercised within three months of termination.

Unless the Board exempts a Director, each Director is required to retain at all times stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until he or she leaves the Board.

Under the Company’s Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan, non-employee Directors may elect, on an annual basis, to receive all or part of their retainers in Disney stock, distributed after the end of each calendar year, or to defer all or part of their compensation until the termination of their service as a Director. Deferred compensation may be maintained, at the participating Director’s election, in a cash or stock unit account. In addition, the Compensation Committee has established a stock unit account for eligible Directors and annually credits eligible Directors’ stock unit accounts with stock units with a value of $60,000 instead of paying this portion of the retainer and fees in cash.

To encourage Directors to personally experience the Company’s products, services and entertainment offerings, the Board adopted a policy effective June 30, 2004, that, subject to availability, entitles each non-employee Director (and his or her spouse, children and grandchildren) to use Company products, attend Company entertainment offerings and visit Company properties (including staying at resorts, visiting theme parks and participating in cruises) at the Company’s expense, up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. In addition, the Company reimburses Directors for travel expenses incurred in connection with attending Board, Committee and shareholder meetings and for other Company-business related expenses (including the travel expenses of spouses and children or grandchildren if they are specifically invited to attend the event for appropriate business purposes), which may include use of Company aircraft if available and approved in advance by the Chairman of the Board or the Chief Executive Officer.

The Company does not provide retirement benefits to Directors under any current program. Mr. Wilson is eligible for benefits under a retirement policy terminated as of December 31, 1994, based upon his years of service through that date; he will be entitled to receive 50% of the annual retainer for five years following his retirement.

Certain Relationships and Related Party Transactions

Director John Bryson’s wife, Louise Bryson, serves as President—Distribution and Affiliate Business Development for Lifetime Entertainment Television, a cable television programming service in which the Company has an indirect 50% equity interest. Ms. Bryson received an aggregate salary (including car allowance and payments of deferred compensation) of $595,853 for her services with Lifetime during fiscal 2005 and received a bonus of $548,173 in fiscal 2005 with respect to her services in fiscal 2004. She is also eligible for an annual bonus for fiscal 2005, although as of December 31, 2005, no bonus determination for 2005 had been made by Lifetime with respect to Ms. Bryson. By agreement among the Company, Lifetime and Lifetime’s other equity owner, The Hearst Corporation, neither the Company nor any of its employees or affiliates participates in any decision making at Lifetime with respect to Ms. Bryson’s performance or compensation. In addition, as noted above, Lifetime acquired programming and purchased advertising time from, and sold advertising time to, Company subsidiaries, but the Company believes that neither Mr. Bryson nor Ms. Bryson had a material direct or indirect interest in those transactions.

Company President and Chief Executive Officer and Director Robert Iger’s father-in-law, Eugene Bay, is a principal of

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Eugene Bay Associates, Inc., a marketing company that has been retained by the Company’s subsidiary ESPN, Inc. since 1990 (prior to Mr. Iger’s marriage to Mr. Bay’s daughter) to provide sports marketing services. Mr. Bay’s company received a total of $145,820 for services provided during fiscal 2005.

Director George Mitchell is Chairman and a partner of DLA Piper Rudnick Gray Cary LLP (DLA Piper Rudnick), an international law firm. Attorneys who joined that firm during the last fiscal year represented the Company on a minor matter prior to the merger of their firm with DLA Piper Rudnick and are concluding that representation following the merger. The total amount paid to DLA Piper Rudnick by the Company with respect to this matter during fiscal 2005 was less than $2,000.

Pursuant to the provisions of the Company’s bylaws and indemnification agreements, fees and other expenses incurred in connection with derivative litigation against current and former Directors relating to the employment agreement with the Company’s former president, Michael S. Ovitz, as described in the Company’s 2005 Annual Report on Form 10-K, are being advanced on behalf of those Directors by the Company or the Company’s insurer. Accordingly, from the beginning of fiscal 2005 through December 31, 2005, the Company advanced (or provided services at the Company’s cost in an amount equal to) $4,324,037 for such fees and expenses, including legal fees, relating to the foregoing matters on behalf of such current and former Directors including Michael D. Eisner, George J. Mitchell, Leo J. O’Donovan and Gary L. Wilson. Of this amount, $4,181,681 was paid to a law firm representing current and former Directors including Messrs. Mitchell and Wilson and Fr. O’Donovan and the remainder was advanced for other related expenses. The Company has been reimbursed by the Company’s insurers for a majority of such advances and has submitted or will submit to the insurers demands for reimbursement for the remaining amounts that have been advanced. Additional amounts (not included above) were paid directly by the Company’s insurers.

Shareholder Communications

Generally.    Shareholders may communicate with the Company through its Shareholder Services Department by writing to 500 South Buena Vista Street, MC 9722, Burbank, California 91521, by calling Shareholder Services at (818) 553-7200, or by sending an e-mail to investor.relations@disneyonline.com. Additional information about contacting the Company is available on the Company’s investor relations website (www.disney.com/investors) under “My Shareholder Account.”

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management Directors as a group may do so by writing to the Chairman of the Board, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the Secretary of the Company reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2007 Proxy Statement.    To be eligible for inclusion in the proxy statement for our 2007 annual meeting, shareholder proposals must be received by the Company’s Secretary no later than the close of business on September 13, 2006. Proposals should be sent to the Secretary,

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2007 Annual Meeting.    Under our bylaws, written notice of shareholder nominations to the Board of Directors and any other business proposed by a shareholder that is not to be included in the Proxy Statement must be delivered to the Company’s Secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2007 Annual Meeting must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company’s Secretary between November 10, 2006 and December 10, 2006. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

Executive Compensation

Compensation Committee Report

The Compensation Committee of the Board has furnished the following report on executive compensation for fiscal 2005.

The Company’s executive compensation philosophy

The fundamental objectives of the Company’s executive compensation policies are to ensure that executives are provided incentives and compensated in a way that advances both the short- and long-term interests of shareholders while also ensuring that the Company is able to attract and retain executive management talent.

The Company approaches this objective through three key components:

•	a base salary;
•	a performance-based annual bonus, which may be paid in cash, stock units, shares of stock or a combination of these; and
•	periodic (generally annual) grants of long-term stock-based compensation, such as stock options, restricted stock units and/or restricted stock, which may be subject to performance-based and/or time-based vesting requirements.

In making compensation decisions with respect to each of these components, the Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Committee regularly reviews the compensation practices at companies with whom it competes for talent including businesses engaged in activities similar to those of the Company, specifically major entertainment companies, as well as businesses with a scope and complexity similar to that of the Company, primarily large, diversified publicly held corporations. The businesses chosen for comparison may differ from one officer to the next depending on the nature of the business for which the particular officer is responsible.

The Committee does not aim to achieve compensation levels within a particular range related to levels provided by industry peers, but uses these comparisons as one factor in determining the expected total value of salary, short-term incentives and long-term incentives that fairly compensate executive officers when considered in combination.

As noted in last year’s report, in December 2004, the Committee completed a redesign of the processes relating to annual bonus and long-term incentive grants that was intended to achieve two principal objectives:

•	formalize the Company’s historical practice of linking compensation with performance, measured at the Company, business segment and individual levels; and

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

•	improve the clarity of the Company’s compensation practices and objectives for both employees and shareholders.

The Committee has retained a compensation consultant to assist it in development and evaluation of compensation policies and determinations of compensation awards.

The Company’s policies with respect to each of the three key components identified above, as well as other elements of compensation, are set forth below, followed by a discussion of the specific factors considered in determining key elements of fiscal year 2005 executive compensation, including compensation for the executive officers named in the Summary Compensation Table in this proxy statement.

Executive compensation policies

Salaries

Minimum salaries for five of the six executive officers named in the Summary Compensation Table are determined by employment agreements for these officers. These minimum salaries, the amount of any increase over these minimums, and salaries for executive officers whose salaries are not specified in an agreement are determined by the Compensation Committee based on a variety of factors, including:

•	the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at comparable companies;
•	the expertise of the individual executive;
•	the competitiveness of the market for the executive’s services; and
•	(except in the case of his own compensation) the recommendations of the President and Chief Executive Officer.

Where not specified by contract, salaries are generally reviewed annually.

In setting salaries, the Committee considers the importance of placing a high proportion of executive officers’ compensation “at risk” in the form of the annual bonus, which is tied to both Company performance measures and individual performance, as well as long-term stock-based compensation, which is tied to Company stock price performance and, for senior executives, performance compared to an external peer group.

Annual bonuses for named executive officers

Beginning in fiscal year 2005, the annual bonus process for executive officers named in the Summary Compensation Table in this proxy statement involves five basic steps pursuant to the Company’s Management Incentive Bonus Program:

•	At the outset of the fiscal year:

(1)	setting overall Company performance goals for the year;
(2)	setting individual performance measures for the year; and
(3)	setting a target bonus for each individual;

•	After the end of the fiscal year:

(4)	measuring actual performance (individual and Company-wide) against the predetermined Company performance goals and individual performance measures to determine the appropriate adjustment to the target bonus; and
(5)	making adjustments to the resulting preliminary bonus calculation to reflect the Company’s performance in earnings per share growth relative to the performance of other S&P 500 companies.

These five steps are described below:

(1)  Setting Company performance goals.     Early in each fiscal year, the Compensation Committee, working with senior management and the Committee’s compensation consultant, sets performance goals for the Company (which are in addition to a performance target set in compliance with Section 162(m) of the Internal Revenue Code in accordance with

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

the Company’s past practice as described below under “Compliance with Section 162(m)”). Seventy percent of the preliminary bonus determination for each executive is based upon performance against these goals. The goals established for fiscal 2005 and fiscal 2006 are discussed below under “Compensation Decisions for Fiscal 2005—Annual bonuses for named executive officers.”

In determining the extent to which the pre-set performance goals are met for a given period, the Committee exercises its judgment whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in the Company’s public filings. To the extent appropriate, the Committee will also consider the nature and impact of such events in the context of the remaining 30% of the bonus determination.

(2)  Setting individual performance measures.    As it sets Company-wide performance goals, the Committee also sets individual performance measures for each named executive. These measures allow the Committee to play a more proactive role in identifying performance objectives beyond purely financial measures, including, for example, exceptional performance of each individual’s functional responsibilities as well as leadership, creativity and innovation, collaboration, diversity initiatives, growth initiatives and other activities that are critical to driving long-term value for shareholders.

(3)  Setting a target bonus.    The Committee establishes a target bonus amount for each executive. This amount is expected to be significantly below the upper bonus limit established for each executive under the Company’s 2002 Executive Performance Plan, which was approved by shareholders in 2002. It is also subject to the conditions of payment set forth in that plan, as required by Section 162(m) of the Internal Revenue Code.

The bonus target takes into account all factors that the Committee deems relevant, including (but not limited to) a review of peer group compensation both within the entertainment industry and more broadly, and the Committee’s assessment of the aggressiveness of the level of growth reflected in the Company’s annual operating plan. Under his recently approved employment agreement, a minimum target bonus is established for Mr. Iger, which was determined based on the peer review outlined above.

For each of the performance goals, there is a formula that establishes a payout range around the target bonus allocation. The formula determines the percentage of the target bonus to be paid, based on a percentage of goal achievement, with a minimum below which no payment will be made and an established upper cap.

(4)  Measuring performance.    After the end of the fiscal year, the Committee reviews the Company’s actual performance against each of the performance goals established at the outset of the year. To make its preliminary bonus determination, the Committee then adjusts 70% of the target bonus amount up or down to reflect actual performance as compared to the performance goals. The remaining 30% of the preliminary bonus determination is based upon the recommendation of the President and Chief Executive Officer (for officers other than himself and Mr. Eisner for FY2005) and the Committee’s assessment of performance against the individual goals set at the outset of the year as well as the executive’s performance in relation to any extraordinary events or transactions. This assessment allows bonus decisions to take into account each executive’s personal performance and contribution during the year. This portion of the bonus may be adjusted up or down depending on the level of performance against the individual goals.

(5)  Adjustment to reflect comparative performance.    The last step in the bonus process is a final adjustment of the preliminary bonus amount to take into account the extent to which the change in the Company’s earnings per share for the year outperformed or underperformed earnings per share change over the same period for all other S&P 500 companies. The preliminary bonus amount may be reduced by up to 20% in the event of rela -

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

tive underperformance or increased by up to 20% in the event of overperformance. In comparing the Company’s earnings performance versus the performance of the S&P 500 companies, the Committee exercises its judgment as to whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequent items

Discretion.    Under the bonus plan, the Compensation Committee has discretion as to whether annual bonuses for the Company’s most senior corporate executive officers will be paid in cash, restricted stock, restricted stock units or a combination thereof. Any restricted stock or restricted stock units that are awarded are granted under a long-term incentive plan approved by the shareholders of the Company. The Committee also retains discretion, in appropriate circumstances, to grant a lower bonus or no bonus at all.

Compliance with Section 162(m).    In order for bonuses paid to executives subject to Section 162(m) to be deductible by the Company, the specified performance target(s) set for each fiscal year under the 2002 Executive Performance Plan must also be met. For fiscal year 2005 and 2006 the performance criterion was “adjusted net income,” as defined in the Company’s 2002 Executive Performance Plan. Under that definition, “adjusted net income” means net income adjusted, to the extent the Compensation Committee determines appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and litigation costs and insurance recoveries. In the event that the Section 162(m) performance target for fiscal 2006 is not met, no bonuses will be paid to any Section 162(m) executives under the 2002 Executive Performance Plan or the redesigned bonus program, even if the performance goals under the program have been achieved. However, as noted below under “Policy with respect to the $1 million deduction limit,” the Compensation Committee will retain the right to award bonuses outside of these plans in appropriate circumstances, including bonuses that may not be deductible in part or in full.

Annual bonuses for other bonus eligible employees

Beginning in fiscal year 2005, the size of the pool of funds from which bonuses may be awarded to corporate executives other than those named in the Summary Compensation Table as well as business segment executives and other eligible employees depends upon performance against financial goals and other measures established at the outset of the fiscal year.

At the corporate level, 70% of the bonus pool determination is based on performance against the same financial measures used for bonus determinations for executive officers named in the Summary Compensation Table, as described above under “Setting Company performance goals.” The remaining 30% is based on an assessment by senior management and the Committee of other performance factors.

For the Company’s business segments, 50% of the bonus pool determination is based on performance against segment-level financial goals, 30% is based on other segment-level performance factors and 20% is based on the Company’s overall performance against the Company performance goals described above under “Setting Company performance goals.” Beginning in fiscal 2006, the bonuses for leaders of significant business units will be determined outside of the pool for their respective segments. For these business unit leaders, 45% of the bonus will be based on performance against segment-level financial goals, 25% will be based on other performance factors and 30% will be based on the Company’s overall performance against the Company performance goals.

As in the past, actual bonus awards from the bonus pool to individual eligible employees will be recommended by Corporate and segment leaders based on their discretionary assessment of performance, reviewed by senior management and approved by the Committee. The Committee retains discretion in circumstances it determines are appropriate to authorize awards that might exceed amounts available in the bonus pool calculated according to the program.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Long-term incentive compensation

As described in last year’s report, in December 2004, the Committee also approved a new approach to long-term incentive compensation as a complement to the modifications made to the Company’s annual bonus compensation policies. The redesign took into account evolving practices at other major public corporations, as well as the Company’s own critical objective of further enhancing linkages between employee performance and the creation of shareholder value. Key elements of the redesigned policy include:

•	increasing the proportion of restricted stock units (RSUs) and decreasing the proportion of stock options used in long-term incentive awards;
•	introducing performance requirements for the vesting of some long-term incentive grants granted to senior executives;
•	shortening the life of stock option grants from ten to seven years;
•	establishing minimum stock ownership requirements for named executive officers; and
•	establishing holding requirements for named executive officers for a portion of any shares acquired upon the exercise of options granted after December 2004 under the long-term incentive plan.

Mix of restricted stock units and stock options. The Company’s long-term incentive compensation generally takes the form of a mix of restricted stock unit grants and option awards. For grants made to senior executives, approximately 60% of the total value of a long-term compensation award typically takes the form of restricted stock unit grants, with stock options accounting for the remaining value. For 2006, the Committee has approved keeping the guidelines for determining the value of options and units and the mix of restricted stock units and stock options consistent with 2005 levels. The Committee may in the future make adjustments to this mix of award types or approve different award types, such as restricted stock, as part of the overall long-term incentive award.

Vesting of restricted stock units. Restricted stock unit awards granted as long-term incentive compensation to senior executives generally have scheduled vesting dates on or about the second and fourth anniversary dates of the grant date. On each of those dates 50% of the total award is scheduled to vest, contingent upon the executive’s continued employment with the Company. However, the scheduled vesting with respect to half of the restricted stock units eligible for vesting on each such anniversary date is also subject to a performance-based vesting requirement; namely, that the Company’s “total shareholder return” (as described below) as of each of the vesting dates must exceed the weighted average “total shareholder return” of corporations in the Standard & Poor’s 500 Index over either the prior year or the prior three years. If the performance test is not met on the first scheduled vesting date, the restricted stock units subject at that time to the performance requirement may still vest on the second vesting date (i.e., on the fourth anniversary date), provided that the performance test for the second vesting date is met, and the executive remains employed. For purposes of these determinations, “total shareholder return” reflects (i) the aggregate change, for the performance time period specified, in the market value of the Company’s stock or the S&P 500 Index, as the case may be, and (ii) the value returned to shareholders in the form of dividends or similar distributions, assumed to be reinvested on a pre-tax basis, during the performance period.

For executives subject to Section 162(m), vesting of all restricted stock units covered by the grant is subject to performance-based vesting requirements that are established to satisfy the requirements for qualified performance-based compensation under Section 162(m).

The foregoing performance-based requirements do not relate to restricted stock unit awards granted in lieu of cash under the Company’s annual bonus program, because these bonus awards are granted based on performance under the annual bonus incentive program and, in the case of awards to the named executive officers, are themselves subject to the requirements of Section 162(m). The amounts of

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

these awards are determined based on the annual bonus earned by the executive and the portion thereof, if any, determined by the Committee to be payable as a restricted stock unit award. Half of these awards will generally become vested at the end of two years and the remainder at the end of four years, contingent upon the continued employment of the executive, unless vesting is accelerated upon involuntary termination of employment (other than for cause) or as otherwise provided in employment agreements, awards or plan documents. See note 2 to the Summary Compensation Table. The Committee has on occasion made adjustments to the vesting schedule for bonus-related restricted stock units and reserves the right to do so in the future.

Stock options.    The long-term incentive program calls for stock options to be granted with exercise prices equal to the market price of the Company’s stock on the date of grant and to vest ratably over four years, based on continued employment, with rare exceptions made by the Committee. New option grants normally have a term of seven years, rather than the ten-year term that was generally used prior to fiscal 2005. The Committee will not grant stock options with exercise prices below the market price of the Company’s stock on the date of grant, and will not reduce the exercise price of stock options (except in connection with adjustments to reflect recapitalizations, stock or extraordinary dividends, stock splits, mergers, spin-offs and similar events permitted by the relevant plan) without shareholder approval.

Stock ownership and holding policy.  The incentive compensation program includes stock ownership and holding requirements for the executive officers named in the Summary Compensation Table. These officers are expected, over time, to acquire and hold Company stock (including restricted stock units) equal in value to at least three to five times their base salary amounts, depending on their positions. In addition, for all stock option grants made beginning in 2005, the executives are required, as long as they remain employed by the Company, to retain ownership of shares representing at least 75% of the after-tax gain realized (100% in the case of the Chief Executive Officer) upon exercise of such options for a minimum of 12 months. The Committee believes that this ownership and holding policy further enhances the alignment of executive and shareholder interests and thereby promotes the objective of increasing shareholder value.

Periodic review.    The Committee intends to review both the annual bonus program and the long-term incentive program annually to ensure that its key elements continue to meet the objectives described above. Except as described above, the Committee has determined that there will be no changes made to either program for fiscal 2006.

Benefits and perquisites

With limited exceptions, the Committee’s policy is to provide benefits and perquisites to executive officers that are substantially the same as those offered to other officers of the Company at or above the level of vice president. The benefits and perquisites that may be available in addition to those available to other officers of the Company include eligibility for the Family Income Assurance Plan described elsewhere in this Proxy Statement, eligibility to receive basic financial planning services, eligibility for enhanced excess liability coverage and an increased automobile benefit. For additional information on the Family Income Assurance Plan and other benefits and perquisites available to executive officers, see “Employment Agreements—Family Income Assurance Plan” and “—Benefits and Perquisites,” below.

Total Compensation

In making decisions with respect to any element of an executive officer’s compensation, the Committee considers the total compensation that may be awarded to the executive officer, including salary, annual bonus and long-term incentive compensation. In addition, in reviewing and approving employment agreements for executive officers, the Committee considers the other benefits to which the executive is entitled by the agreement, including

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

compensation payable upon termination of the agreement under a variety of circumstances. The Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered.

Compensation Decisions for Fiscal 2005

Base salaries

Among the executives whose compensation is reported in the Summary Compensation Table, all but Mr. Murphy (prior to April 2005) and Ms. McCarthy were or are employed pursuant to agreements described under “Employment Agreements” below. Their salaries are shown in the “Salary” column of the Summary Compensation Table.

During fiscal 2005, Mr. Staggs’ salary was increased according to the schedule set out in his employment agreement as described below. Mr. Braverman’s salary was increased to $800,000 effective October 1, 2004 and to $850,000 effective October 1, 2005, and Ms. McCarthy’s salary was increased to $485,000 effective upon promotion to her current position. In each of these cases, the salary changes were based on the factors described above under “Executive Compensation Policies—Salaries.”

Neither Mr. Eisner nor Mr. Iger’s salary was changed during the fiscal year, though Mr. Iger’s salary was adjusted upon adoption of his employment agreement after the end of the fiscal year to provide that the full amount of the salary would be paid on a current basis instead of deferring a portion of his salary as had been the case under his prior employment agreement.

Annual bonuses for named executive officers

At the beginning of fiscal 2005, the Committee established performance goals for fiscal 2005 bonuses based upon the following four measures:

•	operating income;
•	after-tax free cash flow (cash flow from operations less investments in theme parks, resorts and other properties);
•	economic profit (net operating profit after tax, minus a charge for capital employed in the business, based on the cost of capital); and
•	earnings per share.

For fiscal year 2005, the Committee gave equal weight to each of the measures listed above. The Committee has also established goals using the same measures for fiscal 2006 and given each equal weight.

In setting these measures and determining the extent to which they were satisfied, the Committee excluded the impact of items (such as impairment of or gain or loss on sales of assets acquired in earlier periods) that it believed were not driven by the current performance of Company executives.

After the end of the fiscal year, the Committee determined that the performance target for Section 162(m) compliance set for the fiscal year under the 2002 Executive Performance Plan had been met. Bonuses were awarded based on the formula provided for in the bonus plan described above. Because Ms. McCarthy was not an executive officer at the beginning of the fiscal year, her bonus was determined as described under “Annual bonuses for other bonus eligible employees,” above. Mr. Murphy’s bonus was equal to a fixed amount negotiated with him after he was no longer an executive officer of the Company and was subject to downward adjustment in the event company-wide financial performance goals were not met for the fiscal year.

With respect to Mr. Iger, in evaluating the subjective component of his bonus, the Committee considered a variety of accomplishments by him during the fiscal year, including: the continued growth in the media networks business; his acceptance of enhanced responsibility for running the Company; and his focus on strategic initiatives to drive growth, including internal reorganizations, technology initiatives and international expansion.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

In evaluating the subjective component of the bonus of Mr. Eisner, who served as CEO for all of fiscal 2005, the committee considered, among other factors, the successful opening of our theme park in Hong Kong and his substantial contribution to an effective and seamless CEO transition.

As a result of these determinations, the Committee awarded the bonus amounts set forth in the Summary Compensation Table.

Long-term compensation

In fiscal 2005, the Committee awarded long-term compensation for executive officers named in the Summary Compensation Table pursuant to the long-term incentive compensation policies adopted in December 2004 and described above. The Committee awarded the named executive officers stock options and restricted stock units identified in the Summary Compensation Table and in the table under Long Term Incentives, below. As provided in the new policies:

•	approximately 60% of the total value of the awards was made in the form of restricted stock units and 40% in the form of stock options;
•	half of the restricted stock units are subject to the total shareholder return test in addition to the performance-based vesting requirements established to satisfy the requirements of Section 162(m) of the Code (which apply to the entire grant);
•	stock options have a seven-year term and vest over four years, subject to continued employment and acceleration in certain circumstances; and
•	shares acquired upon exercise of options are subject to the holding requirements described above.

In determining the annual grants of restricted stock units and options, the Committee considered market data on total compensation packages, the value of long-term incentive grants at targeted external companies, total shareholder return, share usage and shareholder dilution and, except in the case of the award to Mr. Iger, the recommendations of Mr. Eisner and Mr. Iger.

In view of the then-pending succession question, Mr. Iger was not given a grant in January 2005. His annual grant was made in June 2005, at which time the Committee awarded Mr. Iger options for 274,241 shares and restricted stock units with respect to 166,126 shares. The Committee determined that these awards were appropriate for Mr. Iger’s position as President during fiscal 2005. Similarly, in June 2005, the Committee awarded to Mr. Staggs (who also had received no annual grant in January) options for 125,367 shares and restricted stock units with respect to 75,944 shares. In both cases, vesting of the units is subject to Section 162(m) performance objectives as to all the units and to a total shareholder return test with respect to half of the units.

During the course of fiscal 2005, the Committee negotiated an employment agreement with Mr. Iger covering his new position as President and Chief Executive Officer, the economic parameters of which were discussed with and approved by the independent members of the Board. During that process the Committee assessed the appropriate total compensation for Mr. Iger in his new role as President and Chief Executive Officer. The Committee’s external consultant provided an in-depth review of competitive practices, focusing on chief executive officer compensation practices at large, diversified publicly held corporations, including major entertainment companies. Based on this review, the employment agreement establishes a minimum annual salary, a minimum annual bonus target and a minimum annual long-term incentive award for Mr. Iger, but in each case subject to the terms and conditions of the applicable compensation program, including the achievement of such performance objectives established by the Committee for senior executives participating in those programs. The Committee concluded that the total compensation package reflected in Mr. Iger’s employment agreement was consistent with competitive practices, and structured to allow the Committee appropriate flexibility to assure that the compensation payable thereunder is con -

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

sistent with the overall pay for performance philosophy established by the Committee, as set forth above or as may be modified by the Committee as appropriate in future fiscal years.

In October 2005, pursuant to the terms and conditions in his employment agreement, Mr. Iger was awarded 500,000 performance-based restricted stock units. Vesting of all of the units is generally subject to Mr. Iger’s continued employment until dates specified in the agreement, as well as satisfaction of Section 162(m) performance objectives and achievement of a total shareholder return test at specified times over a period of five years. The Committee determined the size and terms and conditions of this award based on its review and analysis of competitive compensation practices, taking into account historical long-term incentive awards to Mr. Iger and the pay-for-performance philosophy described above.

The terms and conditions of Mr. Iger’s employment agreement are summarized below under the heading “Employment Agreements.”

Policy with respect to the $1 million deduction limit

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of the fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Committee designs certain components of executive compensation to permit full deductibility. The Committee believes, however, that shareholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and reserves the right to do so in the future in appropriate circumstances.

Members of the Compensation Committee

Judith L. Estrin (Chair)

Fred H. Langhammer

Aylwin B. Lewis

Leo J. O’Donovan, S.J.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2005 or as of the date of this proxy statement is or has been an officer or employee of the Company. Pursuant to the provisions of the Company’s bylaws and indemnification agreements, fees and other expenses incurred in connection with derivative litigation are being advanced to current and former Directors including Fr. O’Donovan, who is a member of the Compensation Committee. From the beginning of fiscal 2005 through December 31, 2005, the Company advanced (or provided services at the Company’s cost in an amount equal to) $4,324,037 for such fees and expenses, including legal fees, on behalf of such current and former Directors including Fr. O’Donovan. Of this amount, $4,181,681 was paid to a law firm representing current and former Directors including Fr. O’Donovan. For additional information regarding these indemnification arrangements, see “Corporate Governance and Board Matters—Certain Relationships and Related Transactions.”

Summary Compensation Table

The table on the following page provides information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of October 1, 2005, plus one executive officer who was not serving as of October 1, 2005 (the “named executive officers”) for services rendered to the Company during each of the past three fiscal years.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Annual Compensation
			Annual Bonus			Total Salary And Bonus	Other Annual Compensation[3]
Name and Principal Position in 2005	Year	Salary	Cash	Restricted Stock Units[2]
Michael D. Eisner[1] Chief Executive Officer	2005 2004 2003	$1,000,000 1,000,000 1,000,000	$9,111,806 7,250,000 –	$	– – 6,250,000	$10,111,806 8,250,000 7,250,000	$161,182 57,473 63,656
Robert A. Iger[1] President and Chief Operating Officer	2005 2004 2003	$1,500,000 1,500,000 1,394,231	$7,739,941 6,500,000 4,000,000		$500,000 – 1,000,000	$9,739,941 8,000,000 6,394,231	$73,507 – –
Thomas O. Staggs Senior Executive Vice President and Chief Financial Officer	2005 2004 2003	$987,500 930,385 841,827	$2,135,650 1,500,000 1,000,000		$500,000 500,000 450,000	$3,623,150 2,930,385 2,291,827	$50,770 – –
Peter E. Murphy[1] Senior Executive Vice President and Chief Strategic Officer	2005 2004 2003	$950,000 930,385 841,827	$775,000 1,500,000 1,000,000	$	– 250,000 450,000	$1,725,000 2,680,385 2,291,827	– – –
Alan N. Braverman Senior Executive Vice President, General Counsel and Secretary	2005 2004 2003	$800,000 749,616 685,291	$1,553,525 1,000,000 700,000		$350,000 500,000 –	$2,703,525 2,249,616 1,385,291	– – –
Christine M. McCarthy[1] Executive Vice President, Corporate Finance and Real Estate, and Treasurer	2005 2004 2003	$432,115 377,019 358,270	$650,000[8] 410,000 330,000		– – –	$1,082,115 787,019 688,270	– – –

[1]	Mr. Eisner was Chief Executive Officer until October 1, 2005. Mr. Iger became President and Chief Executive Officer effective October 2, 2005. Mr. Murphy was Senior Executive Vice President and Chief Strategic Officer until April 17, 2005, after which he served as a senior advisor to the Chief Executive Officer. Ms. McCarthy was named Executive Vice President, Corporate Finance and Real Estate, and Treasurer on June 27, 2005.
[2]	The value shown is the number of restricted units times the market price of Disney common stock on the date of grant. The table below shows the number of units granted by year and the total number (net of units that had vested prior to October 1, 2005) and value (based on the market price of Disney common stock as of October 1, 2005) of bonus-related restricted stock units held by these executives as of October 1, 2005 (excluding shares awarded with respect to fiscal 2005, which were awarded after October 1, 2005). For Messrs. Staggs, Murphy and Braverman and the 2005 award to Mr. Iger, the restricted stock units are scheduled to vest in two tranches: 50% of each grant vests on the second anniversary of the date of grant, and the other 50% two years thereafter. For Mr. Eisner, all units vested October 3, 2005. For Mr. Iger, all of the restricted stock units awarded for fiscal 2003 vested September 30, 2005. In addition, all unvested units will vest upon the recipient’s death or disability, an involuntary termination of the recipient’s employment by the Company without cause or by the recipient for good reason. Prior to vesting, dividends are paid on the restricted stock units in the form of additional restricted stock units and are included in units held at October 1, 2005.

	Bonus Related Restricted Stock Units Awarded by Year			Total Bonus Related Restricted Stock Units Held at October 1, 2005
Name	2003	2004	2005	Number	Value
Michael D. Eisner	253,704	–	–	407,906	$9,865,214
Robert A. Iger	40,592	–	20,108	–	–
Thomas O. Staggs	18,266	17,834	20,108	49,179	1,189,384
Peter E. Murphy	18,266	8,917	–	40,262	973,727
Alan N. Braverman	–	17,834	14,076	17,834	431,315
Christine M. McCarthy	–	–	–	–	–

The stock price on the date of grant was $24.64 for units awarded for 2003, $28.04 for units awarded for 2004 and $24.87 for units awarded for 2005. The stock price on October 1, 2005, was $24.19.
[3]	In accordance with SEC rules, disclosure is omitted where total Other Annual Compensation is less than $50,000. The amounts shown include:

	Eisner			Iger	Staggs
	2003	2004	2005	2005	2005
Automobile Benefit	$15,340	$17,873	$17,942	$14,400	$14,400
Air Travel	48,316	39,600	143,240	42,579	20,607
Other	–	–	–	16,528	15,763

The Company maintained for Mr. Eisner and continues to maintain for Mr. Iger an overall security program, due to business-related security concerns. Under this program, the Company required Mr. Eisner and now requires Mr. Iger to use Company aircraft for non-business as well as business travel for the Company’s benefit rather than as a personal benefit or perquisite. The amounts reported above for air travel represent the incremental cost to the Company associated with the non-business use of Company provided aircraft. In addition, Mr. Eisner was and Mr. Iger is provided with security systems and equipment for their residences and/or automobiles and with security advice and personal protection services at their residences and on other appropriate occasions. The costs of these systems and services are incurred as a result of business-related concerns and are

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Long-Term Compensation				All Other Compensation[7]
Awards		Payouts		Payments Relating to Employee Savings Plans	Insurance Premiums	Deferred Compensation	Total
Restricted Stock Units[4,5]	Number of Stock Options	LTIP Payouts[6]
– – –	– – –		– – –	$4,200 4,100 4,000	$950 800 775	– – –	$5,150 4,900 4,775
– – –	274,241 – –	$	– 3,451,665 –	$4,200 4,100 4,000	$950 800 775	$500,000 500,000 500,000	$505,150 504,900 504,775
– – –	125,367 – –	$	– 3,451,665 –	$4,200 4,100 4,000	$950 800 775	– – –	$5,150 4,900 4,775
– – –	– – –	$	– 3,451,665 –	$4,200 4,100 4,000	$950 800 775	– – –	$5,150 4,900 4,775
– $964,040 574,628	60,000 150,000 144,000		– – –	$4,200 4,100 4,000	$950 800 775	– – –	$5,150 4,900 4,775
$351,559 192,808 101,657	22,000 30,000 25,200		– – –	$4,200 4,100 4,000	$395 300 275	– – –	$4,595 4,400 4,275

Footnotes continued:

not maintained as perquisites or otherwise for the personal benefit of Messrs. Eisner and Iger. As a result, the Company has not included such costs in the column on Other Annual Compensation, but notes the following costs to the Company of providing these systems and services:

	Fiscal Year	Security Systems and Equipment	Security Advice and Personal Protection Services
Michael D. Eisner	2005 2004 2003	$14,183 18,663 28,483	$824,207 716,335 808,965
Robert A. Iger	2005 2004 2003	$77 2,470 1,910	$438,099 471,646 414,933

As Chief Executive Officer of the Company, Mr. Eisner devoted significant efforts to Company matters in New York in addition to his California-based responsibilities. In lieu of reimbursing Mr. Eisner for hotel business expenses while in New York on Company business, the Company provided Mr. Eisner an allowance of $10,000 per month through September 2005 toward the expense of maintaining an apartment in New York, for which he bore all expenses (which exceeded the amount of the monthly allowance). This cost is incurred for the benefit of the Company and, for each of the last three years, the estimated expenses the Company would have incurred for hotel business expenses relating to Mr. Eisner’s visits to New York would have exceeded the amount of this allowance.

[4]	This table does not include the award of performance-based restricted stock units. Awards of performance-based restricted stock units are reported in the table in the “Long-Term Incentives” section, below, in the year they are awarded. At October 1, 2005, outstanding performance-based restricted stock units (including units with respect to accrued dividends) had a value, based upon the fair market value of the Company’s common stock on October 1, 2005, of $7,129,520 for Mr. Iger, $4,948,468 for Mr. Staggs, $3,111,763 for Mr. Murphy and $6,967,291 for Mr. Braverman. This table also excludes 500,000 performance-based restricted stock units awarded to Mr. Iger on October 3, 2005, as described in the “Compensation Committee Report,” above.
[5]	The value shown is the number of restricted stock units times the market price of Disney common stock on the date of grant. The following table sets forth the number of non-bonus, non-performance based restricted stock units granted each year, the value per unit (based on fair market values on the dates of award), the total number of these restricted stock units (including accrued dividends) held on October 1, 2005, and the value of these units based on the fair market value on October 1, 2005. The restricted stock units are scheduled to vest in two tranches: 50% vests on the second anniversary of the date of grant, and the other 50% two years thereafter.

	2003			2004		2005		As of October 1, 2005
	Units	Value per Unit		Units	Value per Unit	Units	Value per Unit	Units	Aggregate Value
Alan N. Braverman	19,768 14,120	$ $	17.14 16.70	39,125	$24.64	–	–	56,705	$1,371,412
Christine M. McCarthy	5,931		$17.14	7,825	$24.64	12,540	$28.04	23,451	$567,158

[6]	Payout of performance-based restricted stock units awarded in fiscal 2002 based on performance during fiscal 2003 and 2004 in the form of 127,556 shares of Company common stock at a market price of $27.06 on November 30, 2004, the date the awards vested. Shares paid include shares with respect to dividends accruing on units from the date of award.
[7]	The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules. After the end of fiscal 2005 and effective with the conclusion of his employment on October 3, 2005, Mr. Eisner was entitled to receive post-employment bonuses as described under “Employment Agreements,” below.
[8]	Bonus for 2005 includes a one-time, special award.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Stock Options

The following table provides information with respect to option grants during fiscal 2005 to the named executive officers. The options have an exercise price equal to the fair market value of a share of common stock on the grant date, generally have a seven-year life, and are scheduled to vest in equal installments over four years beginning one year after grant date, subject to acceleration in certain circumstances. The Compensation Committee, which administers the Company’s stock option and incentive plans, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits.

Name	Number of Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Hypothetical Value at Grant Date
Michael D. Eisner	–	–	–	–	–
Robert A. Iger	274,241	1.45%	$25.81	6/27/2012	$1,933,399
Thomas O. Staggs	125,367	0.66	25.81	6/27/2012	883,837
Peter E. Murphy	–	–	–	–	–
Alan N. Braverman	60,000	0.32	28.04	1/3/2012	460,200
Christine M. McCarthy	22,000	0.12	28.04	1/3/2012	168,740

The hypothetical present value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth below. The valuation method and assumptions are the same as those the Company used in accounting for option expense in its financial statements. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

Estimated time until exercise:	4.75 years	Volatility rate:	27%[2]
Risk-free interest rate:	3.6%[1]	Dividend yield:	0.79%[3]

[1]	Rate on U.S. Government zero coupon bond on grant date with a maturity corresponding to the estimated time until exercise.
[2]	Based on historical and implied share-price volatility, with implied volatility derived from exchange traded options on the Company’s common stock and other traded financial instruments, such as the Company’s convertible debt.
[3]	Historical average yield for fiscal years 1996 through 2004.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

The following table provides information with respect to option exercises during fiscal 2005 by each of the named executive officers and the status of their options at October 1, 2005. In accordance with SEC rules, values are calculated by subtracting the exercise price from $24.19, the average of the high and low prices reported for Disney common stock in New York Stock Exchange transactions on September 30, 2005, the last trading day before October 1, 2005.

Name	Number of Shares Acquired Upon Exercise of Options	Value Realized Upon Exercise	Number of Unexercised Options 10/1/05		Value of Unexercised In-the-Money Options 10/1/05
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael D. Eisner	—	—	21,387,060	—	$36,969,600	—
Robert A. Iger	200,000	$1,374,604	4,369,353	1,274,241	8,387,750	$2,194,500
Thomas O. Staggs	159,000	1,388,916	1,852,095	550,367	1,046,796	476,400
Peter E. Murphy	257,700	2,308,210	1,627,095	425,000	714,600	476,400
Alan N. Braverman	—	—	669,000	347,500	1,378,740	677,465
Christine M. McCarthy	—	—	159,352	90,300	160,290	136,470

The following table summarizes information, as of October 1, 2005, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders[1]	227,443,217[3]	$26.99[4]	67,433,125
Equity compensation plans not approved by security holders	—	—	—
Total[2]	227,443,217	$26.99[4]	67,433,125

[1]	These plans are the Company’s 2005 Stock Incentive Plan, 1995 Stock Option Plan for Non-Employee Directors, Amended and Restated 1995 and 1990 Stock Incentive Plans, 1987 Stock Incentive Plan and Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan.
[2]	Does not include options to purchase an aggregate of 132,768 shares, at a weighted average exercise price of $150.95, granted under plans assumed in connection with acquisition transactions. No additional options may be granted under these assumed plans.
[3]	Includes an aggregate of 15,376,017 restricted stock units and performance-based restricted stock units.
[4]	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Long-Term Incentives

The following table presents information with respect to performance-based long-term incentives in the form of performance-based restricted stock unit awards to the Company’s named executive officers during or with respect to fiscal 2005.

Name	Number of Shares, Units or Other Rights[1]	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans[2]
			Threshold	Target[3]	Maximum
Michael D. Eisner	—	—	—	—	—
Robert A. Iger[4]	83,063 83,063	10/1/05-9/30/07 10/1/07-9/30/09	n/a n/a	83,063 83,063	n/a n/a
Thomas O. Staggs	37,972 37,972	10/1/05-9/30/07 10/1/07-9/30/09	n/a n/a	37,972 37,972	n/a n/a
Peter E. Murphy	—	—	—	—	—
Alan N. Braverman	17,955 17,955	10/1/04-9/30/06 10/1/06-9/30/08	n/a n/a	17,955 17,955	n/a n/a
Christine M. McCarthy	—	—	—	—	—

[1]	Each unit is a notional unit of measurement equivalent to one share of Disney common stock. The restricted stock units have no voting rights unless and until paid in shares of Disney common stock. Prior to vesting, dividends are paid on these restricted stock units in the form of additional performance-based restricted stock units. One-half of the performance-based restricted stock units becomes vested and payable only if both the total shareholder return and the Section 162(m) based performance goals described under “Vesting of restricted stock units” in the Compensation Committee Report, above, are met and the executive officer remains employed by the Company. The other half of the units becomes vested and payable if the Section 162(m) based performance goal is met and the executive officer remains employed by the Company. Vesting and payment will be accelerated upon the death or disability of the executive officer or upon a triggering event following a change in control of the Company, as defined under the Company’s stock incentive plans, or upon the occurrence of an event that triggers immediate vesting of outstanding awards under the executive’s employment agreement. The awards were issued under the Company’s 2002 Executive Performance Plan and are intended to be qualified performance-based compensation under Internal Revenue Code Section 162(m).
[2]	If the performance goals are met for the applicable performance period, the awards may be paid in cash, shares of Disney common stock or a combination thereof, as determined by the Compensation Committee, within 30 days following the earliest date on which all applicable vesting requirements have been satisfied. The Compensation Committee intends to pay awards in Disney common stock. Any shares of Disney common stock issued under an award will be derived from the share reserve under the Amended and Restated 1995 Stock Incentive Plan and the 2005 Stock Incentive Plan.
[3]	If the performance goals are met for the applicable performance period, the target payout will be awarded. There are no threshold or maximum levels.
[4]	On October 3, 2005, after the end of the fiscal year, Mr. Iger also received 500,000 performance based restricted stock units as described under “Long-term Compensation” in the Compensation Committee Report, above.

Retirement Plans

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Retirement Plan, for salaried employees who have completed one year of service. Benefits are based primarily on participants’ credited years of service and average base compensation (excluding other compensation such as bonuses) for the highest five consecutive years of compensation during the ten-year period prior to termination or retirement, whichever is earlier. In addition, a portion of each participant’s retirement benefit is comprised of a flat dollar amount based solely on years and hours of credited service. Retirement benefits are non-forfeitable after five years of vesting service, and actuarially reduced benefits are available for participants who retire on or after age 55 after five years of vesting service.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

In calendar year 2005, the maximum compensation limit under a tax-qualified plan was $210,000, and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $170,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals for tax-qualified plans. This plan recognizes deferred amounts of base salary for purposes of determining applicable retirement benefits. Benefits under this plan are provided by the Company on a noncontributory basis.

The table below illustrates the total combined estimated annual benefits payable under these retirement plans to eligible salaried employees for various years of service assuming normal retirement at age 65 and assuming all years of service are after 1984 (benefits are less for service in or before 1984). The table illustrates estimated benefits payable determined on a straight-life annuity basis. There is no offset in benefits under either plan for Social Security benefits.

Average Annual Base Compensation Highest Five Consecutive Years	Years of Credited Service
	15	20	25	30	35
$ 250,000	$74,319	$99,121	$124,031	$148,800	$172,300
500,000	146,507	195,371	244,344	293,175	340,737
750,000	218,694	291,621	364,656	437,550	509,175
1,000,000	290,882	387,871	484,969	581,925	677,613
1,250,000	363,069	484,121	605,281	726,300	846,050
1,500,000	435,257	580,371	725,594	870,675	1,014,488
1,750,000	507,444	676,621	845,906	1,015,050	1,182,925
2,000,000	579,632	772,871	966,219	1,159,425	1,351,362
2,250,000	651,819	869,121	1,086,531	1,303,800	1,519,800

As of December 1, 2005, annual payments under the Disney Salaried Retirement Plan and the Amended and Restated Key Plan would be based upon an average annual compensation of $1,809,616 for Mr. Iger, $840,981 for Mr. Staggs, $832,135 for Mr. Murphy, $756,164 for Mr. Braverman and $372,654 for Ms. McCarthy. Mr. Iger has six years, Mr. Staggs has 16 years, Mr. Murphy has 17 years, Mr. Braverman has three years and Ms. McCarthy has six years of credited service.

Mr. Eisner retired on October 3, 2005. Effective as of November 1, 2005, Mr. Eisner began receiving a combined annual annuity of $297,779 for life from the Disney Salaried Retirement Plan and the Amended and Restated Key Plan. The annual payment was calculated based on Mr. Eisner’s final average annual compensation of $1,003,846 and 21 years of credited service. Mr. Eisner’s single life annuity was actuarially reduced to take into account commencement of the annuity prior to Mr. Eisner’s sixty-fifth birthday as well as the 100% joint and survivor form of payment which provides continuation of annuity payments to Mr. Eisner’s spouse for her life should Mr. Eisner predecease her.

In addition to the above and effective as of November 1, 2005, Mr. Eisner began to receive an annual annuity of $579 from the ABC, Inc. Retirement Plan. The ABC, Inc. Retirement Plan annuity is attributable to Mr. Eisner’s employment with ABC, Inc. from September 12, 1966 to November 9, 1976, which was prior to his employment with the Company and prior to the 1996 acquisition of Capital Cities/ABC, Inc. by the Company.

Prior to transfer to The Walt Disney Company, Mr. Iger and Mr. Braverman were employed by ABC, Inc. and covered under the ABC, Inc. Retirement Plan and the Benefit Equalization Plan of ABC, Inc. Mr. Iger’s total combined estimated

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

annual benefit payable at age 65 under these ABC plans is $648,774, determined on a straight-life annuity basis with credited service of 25 years accumulated prior to Mr. Iger’s transfer. Mr. Braverman’s total combined estimated annual benefit payable at age 65 under these ABC plans is $139,125, determined on a straight-life annuity basis with credited service of nine years accumulated prior to Mr. Braverman’s transfer. Benefits under the ABC, Inc. Retirement Plan are based primarily on a participant’s credited years of service and average compensation while a participant under the plan. Average compensation is based on the highest five consecutive years of compensation during the last ten-year period of active plan participation, and compensation consists of all wages and bonus payments, exclusive of expense allowances and reimbursements, fringe benefits and stock option income. Like the Company’s Amended and Restated Key Plan, the Benefits Equalization Plan of ABC, Inc. is a non-qualified, non-funded plan that provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Benefits under the ABC plans are provided on a non-contributory basis.

Due to a provision in the 1995 acquisition agreement between Capital Cities/ABC, Inc. and the Company, ABC, Inc. employees transferring employment to coverage under a Disney-sponsored employee benefit plan are provided a minimum aggregate transfer benefit. The minimum aggregate transfer benefit is equal to the amount the employee would have received if all pre-transfer ABC, Inc. service counted as credited service under the Disney employee benefit plan. The effect in Mr. Iger’s and Mr. Braverman’s situation is that their aggregate retirement benefits from the ABC, Inc. Retirement Plan, the Benefits Equalization Plan of ABC, Inc., the Disney Salaried Retirement Plan and the Company’s Amended and Restated Key Plan cannot be less than the retirement benefits they would have received had all their years of credited service (currently 31 years for Mr. Iger and 12 years for Mr. Braverman) been performed while covered under the Disney Salaried Retirement Plan and the Company’s Amended and Restated Key Plan. The minimum transfer benefit does not currently apply to Mr. Braverman because his retirement benefits calculated separately under each of the aforementioned plans, based on credited service while actually covered under each such plan, still provide the greater retirement benefits. In Mr. Iger’s case, the minimum transfer benefit began to apply in 2005 resulting in a total estimated aggregate annual retirement benefit payable at age 65 of $883,224 determined on a straight-life annuity basis.

Employment Agreements

Robert A. Iger.    Mr. Iger is employed as President and Chief Executive Officer of the Company pursuant to an employment agreement effective as of October 2, 2005. Under the agreement, he has the duties and responsibilities customarily exercised by the person serving as chief executive officer of a company of the size and nature of the Company. The Company has also agreed to nominate him for re-election as a member of the Board at the expiration of each term of office, and he has agreed to continue to serve on the Board if elected.

The agreement, which has a term that continues through the last day of the fiscal year of the Company ending on or about September 30, 2010, provides for Mr. Iger to receive an annual salary of no less than (and initially equal to) $2,000,000, payable in accordance with the Company’s prevailing payroll policies. The agreement provides that the portion of Mr. Iger’s base salary that was deferred pursuant to his prior employment agreement will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after Mr. Iger is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code).

Mr. Iger is also eligible for an annual, performance-based bonus under the Company’s applicable annual incentive plan (currently, the Company’s Management Incentive Bonus Program). The

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

agreement provides that the Compensation Committee will set a target bonus each year. The target will be not less than $7.25 million. The actual amount of the bonus paid, if any, will be set by the Committee based on the performance of the Company pursuant to the then applicable annual incentive plan. Mr. Iger is also eligible to receive equity-based long-term incentive awards under the Company’s applicable plans and programs. For each fiscal year during the term of the agreement, Mr. Iger will be granted a long-term incentive award having a target value (as determined in accordance with the practices used to value the awards made to other senior executive officers of the Company) equal to four times the initial annual base salary payable to him under the agreement. The Compensation Committee may also increase the award value of any award based on its evaluation of Mr. Iger’s performance. The long-term incentive award for the fiscal year commencing in October 2005 must be made not later than March 31, 2006. These awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) that will be established for other senior executives of the Company in accordance with the Board’s policies for the grant of equity-based awards, as in effect at the time of the award. The Compensation Committee will determine the form and terms of any such long-term incentive award in accordance with the applicable plan, including, without limitation, establishing performance conditions and/or continued service requirements as a condition to any such award vesting, in whole or in part.

The minimum annual bonus and long-term incentive award opportunities described above do not guarantee Mr. Iger any minimum amount of compensation. The actual amounts payable to Mr. Iger in respect of such opportunities will be determined based on the extent to which any performance conditions and/or service conditions applicable to such awards are satisfied and on the value of the Company’s stock. Accordingly, Mr. Iger may receive compensation in respect of each such incentive opportunity that is greater or less than the stated target value (and which could be zero), depending on whether, and to what extent, the applicable performance and other conditions are satisfied.

Pursuant to the agreement, Mr. Iger received a one-time grant of 500,000 performance restricted stock units, each of which is the economic equivalent of one share of the Company’s common stock (and will be entitled to be credited with additional restricted stock units equivalent in value to any dividends payable on the Company’s common stock). Vesting of these units is contingent upon the satisfaction of two separate performance conditions. First, the Company’s total shareholder return from the grant date until the end of the applicable measurement period must meet or exceed the total shareholder return for the S&P 500 Index for the same period, which in each case will be determined based on results reported by a financial reporting service selected by the Compensation Committee. There will be three measurement periods applicable to the total shareholder return test, with one such period ending on the last day of each fiscal year ending on or about September 30, 2008, September 30, 2009 and September 30, 2010. This total shareholder return condition may be satisfied as to 60% of the performance-based restricted stock units as of the last day of the fiscal year ending on or about September 30, 2008; 80% of the performance-based restricted stock units (reduced by any such performance-based restricted stock units that become vested as of the last day of the fiscal year ending on or about September 30, 2008) as of the last day of the fiscal year ending on or about September 30, 2009; and 100% of the performance-based restricted stock units (reduced by any such performance-based restricted stock units that become vested as of the last day of the fiscal year ending on or about September 30, 2008 or September 30, 2009) as of the last day of the fiscal year ending on or about September 30, 2010. Additionally, to vest in any of these units as of any such date, performance conditions that were established by the Compensation Committee for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code must also be sat -

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

isfied with respect to a performance period ending on the dates outlined above. Any units that do not vest as of an earlier measurement date, because either the total shareholder return condition or a performance condition established under the 2002 Executive Performance Plan was not satisfied as of such date, may nonetheless become vested as of a later measurement date, subject to the achievement of both applicable conditions as of such date.

Mr. Iger is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Iger’s employment may be terminated by the Company for “cause,” which is defined as (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company and its subsidiaries, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of the Company’s code of conduct or any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company’s business practices, whether internal or external; or (vi) any material breach of the covenants for the benefit of the Company referenced below that is not timely cured. In the event of such termination, the Company’s only obligation is to pay any amounts unconditionally accrued, earned or vested through the date of termination (such as his earned and deferred base salary).

Mr. Iger has the right to terminate his employment for “good reason,” which is defined as (i) a reduction in any of his base salary, annual target bonus opportunity or annual target long-term incentive award opportunity; (ii) the failure to elect or reelect him as a member of the Board, or his removal from the position of Chief Executive Officer; (iii) his removal from the position of President (other than in connection with the appointment of another person who is acceptable to him to serve as President); (iv) a material reduction in his duties and responsibilities (other than in connection with the appointment of another person to serve as President); (v) the assignment to him of duties that are materially inconsistent with his position or duties or that materially impair his ability to function as Chief Executive Officer and any other position in which he is then serving; (vi) relocation of his principal office to a location that is both more than 50 miles from Manhattan and more than 50 miles outside of the greater Los Angeles area; or (vii) a material breach of any material provision of the agreement by the Company.

If Mr. Iger exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Iger is entitled, as his sole remedy, (i) to his salary (including deferred salary and interest) earned through the date of termination; (ii) to a cash severance payment in an amount equal to twice the sum of (a) his then current base salary and (b) the average of the annual bonuses payable (including in such average a zero for any year for which no such bonus is payable) to him with respect to each of the last three completed fiscal years of the Company for which the amount of such bonus has been determined at the date of such termination (the “Average Bonus”); (iii) subject, in each case, to the achievement of the stated performance objectives as of such next measurement date, to vest with respect to a pro-rated portion (based on his service through the date of termination) of any restricted stock and unvested stock units (including, but not limited to, the performance-based restricted stock units described above) subject to any award granted to Mr. Iger

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

(whether before, in connection with, or after the commencement date of the current agreement) that could, pursuant to the terms of such award, have become vested at the next measurement date with respect to such restricted stock or stock units; (iv) to receive any other amounts earned, unconditionally accrued or owing to Mr. Iger but not yet paid (including any benefits due in accordance with applicable plans and programs of the Company); (v) to vest with respect to any stock options granted to him prior to 2005 that would have become vested under the applicable terms of his prior employment agreement; and (vi) to continued participation for him and his eligible dependents in all medical, dental and hospitalization benefit plans or programs in which he and/or they were participating on the date of the termination of his employment (or economically equivalent benefits) until the earlier of (A) 24 months following termination of his employment and (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer.

If Mr. Iger’s employment ends at or within 30 days following the expiration of the stated term of the Employment Agreement (i.e., the last day of the fiscal year ending on or about September 30, 2010), he will be entitled to receive a separation payment equal to the sum of (x) his current base salary and (y) the Average Bonus. In addition, he and his eligible dependents will be entitled to continued participation in the Company’s medical, dental and hospitalization benefit plans or programs in which he and/or they were participating on the date of the termination of his employment (or economically equivalent benefits) until the earlier of (A) 12 months following termination of his employment and (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer.

In the event that Mr. Iger’s employment terminates due to his death or disability, all of the performance-based restricted stock units described above will vest and be payable, and any stock options granted to him prior to 2005 that would have become vested under the applicable terms of his prior employment agreement will vest. In addition, if a “Triggering Event” as defined in the Company’s 1995 Stock Plan occurs within 12 months of a Change in Control as defined in the Stock Plan, the 500,000 performance-based restricted stock units awarded to Mr. Iger (as well as other outstanding stock options, restricted stock units, performance-based stock units or other plan awards) will become fully vested and payable. A triggering event is defined to include a termination of employment by the Company other than for “cause,” a termination of employment by the participant following a reduction in position, pay or other “constructive termination,” or a failure by the successor company to assume or continue the plan award.

If any payments to Mr. Iger would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Iger an additional amount to compensate for the incremental tax costs to Mr. Iger of such payments.

Mr. Iger’s employment agreement contains covenants for the benefit of the Company relating to non-competition during the term of employment, protection of the Company’s confidential information, and non-solicitation of Company employees for one year following termination of his employment for any reason.

Thomas O. Staggs.    Pursuant to an employment agreement entered into in September 2003, Mr. Staggs is employed as Senior Executive Vice President and Chief Financial Officer of the Company, reporting to the Company’s Chief Executive Officer and, if determined by the Company in its sole discretion, the Chief Operating Officer of the Company. The agreement expires in March 2008 and provides for an annual salary of $875,000 through December 31, 2003, $950,000 for calendar year 2004, $1,000,000 for calendar year 2005, $1,050,000 for calendar year 2006 and $1,125,000 for the period of January 1, 2007 through March 31, 2008. Mr. Staggs is also eligible for an annual bonus under the Company’s 2002 Executive Performance Plan and the Company’s Management Incentive Bonus Program, as

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

well as performance-based stock unit awards, and to be considered in the future for awards of stock options or other stock-based compensation of the Company. Mr. Staggs is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Staggs’s employment may be terminated by the Company in the event of death or disability, in which case Mr. Staggs or his estate is entitled to receive 100% of his salary for an additional twelve months, 75% of such salary for twelve months thereafter and 50% for the next twelve months. He or his estate will also be entitled to a pro rata bonus for the year in which death or termination for disability occurred (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded.

Mr. Staggs’s employment may be terminated by the Company for gross negligence, gross misconduct, willful gross neglect or malfeasance or resignation without Company consent (except as described in the following paragraph). In the event of such termination, the Company’s only obligation is to pay any earned but unpaid salary and unconditionally accrued benefits and business expenses.

Mr. Staggs has the right to terminate his employment upon at least 30 days’ notice given to the Company within 60 days following the occurrence of any of the following events without his consent (except that the Company will have 20 days after notice to cure the conduct specified in the notice): a failure by the Company to provide him with the compensation and benefits to which he is entitled under the agreement; any failure by the Company to continue him in his position as Senior Executive Vice President and Chief Financial Officer; a material diminution in his duties or assignment of duties that are materially inconsistent with those duties or a change in his reporting relationship so that he no longer reports to the Chief Executive Officer of the Company; or relocation of his office more than 50 miles from Los Angeles. Mr. Staggs’ duties and responsibilities will not be deemed to be materially reduced solely by virtue of a sale of the Company or all or substantially all of its assets or its combination with another entity, provided that Mr. Staggs continues to have the same duties and responsibilities and authority with respect to the Company’s businesses as he had immediately prior to the time of the transaction and that he continues to report directly to the Chief Executive Officer (and Chief Operating Officer, if applicable) of the entity that manages all such businesses of the Company.

If Mr. Staggs exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Staggs is entitled, as his sole and exclusive remedy, to his salary through the date of termination; salary for the balance of the original employment term payable in accordance with the original schedule; the right to exercise all stock options whether vested or unvested in full for the period provided in the applicable stock option plan; the immediate vesting of all then outstanding stock unit awards; a pro rata bonus for the year in which the termination occurs (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded; and other benefits in accordance with applicable plans and programs of the Company.

If any payments to or benefits under Mr. Staggs’s employment agreement would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Staggs an additional amount (not to exceed $4 million) to compensate for the incremental tax costs to Mr. Staggs of such payments.

Mr. Staggs’s employment agreement contains provisions relating to non-competition during the term of employment, protection of the Company’s

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

confidential information and intellectual property, and non-solicitation of Company employees for two years following termination of employment.

Alan N. Braverman.    Pursuant to an employment agreement entered into in September 2003, Mr. Braverman is employed as Senior Executive Vice President and General Counsel of the Company, reporting to the Company’s President and Chief Executive Officer. The agreement has a term of five years until September 2008 and provided for an initial annualized salary of $750,000, with annual increases, if any, to be at the discretion of the Company. Mr. Braverman is also eligible for an annual bonus under the Company’s 2002 Executive Performance Plan and the Company’s Management Incentive Bonus Program, as well as performance-based stock unit awards and to be considered in the future for awards of stock options or other stock-based compensation of the Company. Mr. Braverman is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Braverman’s employment may be terminated by the Company in the event of death or disability, in which case Mr. Braverman or his estate is entitled to receive 100% of his salary for an additional twelve months, 75% of such salary for twelve months thereafter and 50% for the next twelve months. He or his estate will also be entitled to a pro rata bonus for the year in which death or termination for disability occurred (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded.

Mr. Braverman’s employment may be terminated by the Company for gross negligence, gross misconduct, willful gross neglect or malfeasance or resignation without Company consent (except as described in the following paragraph). In the event of such termination, the Company’s only obligation is to pay any earned but unpaid salary and unconditionally accrued benefits and business expenses.

Mr. Braverman has the right to terminate his employment upon at least 30 days’ notice given to the Company within 60 days following the occurrence of any of the following events without his consent (except that the Company will have 20 days after notice to cure the conduct specified in the notice) (“good reason”): a failure by the Company to provide him with the compensation and benefits to which he is entitled under the agreement (including any reduction in his salary); any failure by the Company to continue him in his position as Senior Executive Vice President and General Counsel; a material diminution in his duties or assignment of duties that are materially inconsistent with those duties or a change in his reporting relationship so that he no longer reports to the Chief Executive Officer and the President and Chief Operating Officer of the Company; or relocation of his office more than 50 miles from Los Angeles. Mr. Braverman’s duties and responsibilities will not be deemed to be materially reduced solely by virtue of a sale of the Company or all or substantially all of its assets or its combination with another entity, provided that Mr. Braverman continues to have the same duties and responsibilities and authority with respect to the Company’s businesses as he had immediately prior to the time of the transaction and that he continues to report directly to the Chief Executive Officer and President and Chief Operating Officer of the entity that manages all such businesses of the Company.

If Mr. Braverman exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Braverman is entitled, as his sole and exclusive remedy, to his salary through the date of termination; salary for the balance of the original employment term payable in accordance with the original schedule; the right to exercise all stock options whether vested or unvested in full for the period provided in the applicable stock option plan; the immediate vesting of all then outstanding stock unit awards; a pro rata bonus for the year in which the termination occurs (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded; and other benefits in accordance with applicable plans and programs of the Company.

If any payments to or benefits under Mr. Braverman’s employment agreement would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Braverman an additional amount (not to exceed $2 million) to compensate for the incremental tax costs to Mr. Braverman of such payments.

Mr. Braverman’s employment agreement contains provisions relating to non-competition during the term of employment, protection of the Company’s confidential information and intellectual property, and non-solicitation of Company employees for two years following termination of employment.

Michael D. Eisner.    Mr. Eisner served as Chief Executive Officer of the Company until October 1, 2005, pursuant to an employment agreement originally entered into on January 8, 1997, as amended and restated on June 29, 2000. The agreement provided for Mr. Eisner’s employment through September 30, 2006 (subject to earlier termination under certain circumstances). Following the conclusion of Mr. Eisner’s service as Chief Executive Officer on October 1, 2005, Mr. Eisner’s employment with the Company ended effective October 3, 2005.

Under the agreement, Mr. Eisner received a base salary of $1,000,000 per year, subject to possible increase by the Board. Bonus compensation to be paid to Mr. Eisner, if any, was determined pursuant to the Company’s 2002 Executive Performance Plan and the Company’s Management Incentive Bonus Program. In light of the conclusion of his employment with the Company, Mr. Eisner was paid the present value of his salary for the remaining term of the agreement. In addition, he is entitled to receive annual bonuses for the full remaining term of the employment agreement and the 24-month period thereafter, with the 24-month period being subject to reduction to twelve months if he takes employment with another major entertainment company other than as an independent producer within twelve months after the conclusion of his employment. Each such bonus will be in the amount of $7,537,269 pursuant to the terms of the agreement, which provides that such amount will be calculated as the greater of $6,000,000 or the average of the three highest bonuses in the last four years prior to the conclusion of his employment.

In connection with his original employment agreement, Mr. Eisner received on September 30, 1996, options to acquire a total of 24,000,000 shares of Disney common stock under the Company’s Amended and Restated 1995 Stock Incentive Plan. Of this total: an option with respect to 15,000,000 shares bears an exercise price of $21.10 (the fair market value of the Company’s common stock on September 30, 1996); an option with respect to 3,000,000 shares bears an exercise price of $26.38 (125% of fair market value); an option with respect to 3,000,000 shares bears an exercise price of $31.66 (150% of fair market value); and an option with respect to 3,000,000 shares bears an exercise price of $42.21 (200% of fair market value). At the Company’s request, Mr. Eisner exercised options for 3,000,000 shares having an exercise price of $21.10 during August 2000.

As a result of the conclusion of Mr. Eisner’s employment by the Company, all of Mr. Eisner’s options granted in connection with his employment agreement vested immediately and remain exercisable until five years thereafter or, in the case of the options with an exercise price of $21.10, until September 30, 2008. In addition, pursuant to the terms of the awards, restricted stock units awarded to Mr. Eisner as a part of his bonus vested immediately.

The agreement also made provision for Mr. Eisner to serve as a consultant to the Company after expiration of the agreement under certain circumstances. Mr. Eisner and the Company elected not to enter into such an arrangement.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

If any payments to or benefits under Mr. Eisner’s employment agreement were subject to excise tax as an “excess parachute payment” under federal income tax rules, he would receive either the full amount of the payments or such lesser amount as would result in the greatest after-tax payment to him.

Mr. Eisner’s agreement contains provisions relating to non-competition during the term of employment, protection of the Company’s confidential information and intellectual property and, for two years following termination of employment, non-solicitation of Company employees.

Peter E. Murphy.    Mr. Murphy served as Senior Executive Vice President and Chief Strategic Officer of the Company until April 2005. Mr. Murphy and the Company entered into an employment agreement effective as of April 17, 2005, pursuant to which Mr. Murphy serves as senior advisor to the Chief Executive Officer of the Company with respect to long-term strategic and technological trends.

The employment agreement provides for Mr. Murphy’s employment by the Company on a full-time basis through March 31, 2006, and thereafter on a less than full-time basis through April 1, 2007, subject to Mr. Murphy’s right to terminate employment voluntarily at any time on not less than 15 days prior written notice. Mr. Murphy’s salary is $950,000 per annum (the same salary he received in his position as Senior Executive Vice President and Chief Strategic Officer), and his salary for the period of less than full-time employment will be $500,000 per annum.

Pursuant to a grant in 2002, Mr. Murphy holds 125,000 performance-based restricted stock units, which would vest in their entirety upon certification of fulfillment of a specified financial performance target for the performance period ending September 30, 2006, provided his employment continues through the date of certification. Pursuant to the employment agreement, this award was modified to provide that in the event of termination of Mr. Murphy’s employment prior to the certification date, the units would vest proportionately based on the actual days of employment served by Mr. Murphy since grant of the award in April 2002, subject, however, to the performance target being met.

The employment agreement set Mr. Murphy’s bonus for fiscal 2005 at $775,000, conditioned upon fulfillment of certain targets based on the Company’s performance, which subsequently were satisfied. The agreement also provides for early vesting of up to 39,880 restricted stock units granted to Mr. Murphy in lieu of cash bonus in fiscal years prior to fiscal 2005 if Mr. Murphy’s employment terminates prior to the originally scheduled vesting date. In addition, Mr. Murphy will receive a lump-sum payment in the amount of $950,000 if he leaves on or before March 31, 2006, or, if he leaves after that date, a lump-sum payment of $950,000 minus the amount earned by him under the agreement from and after April 1, 2006.

The Company has the right to terminate Mr. Murphy’s employment for gross negligence, gross misconduct, willful gross neglect or malfeasance (“good cause”), in which case the Company’s obligations generally terminate and none of the foregoing adjustments are applicable. The Company may also terminate Mr. Murphy’s employment after providing him with written notice of failure to comply with reasonable written instructions and an opportunity to cure. In the event of termination at any time of Mr. Murphy’s employment for any reason other than good cause, all of the payments referred to above become payable, subject to fulfillment of the performance conditions applicable to the long-term incentive units and, in the case of the lump-sum payment, to the execution by Mr. Murphy of a mutual release of claims.

Stock Incentive Plans Change in Control Provisions.    Under the terms of the Company’s stock incentive plans, awards are generally subject to special provisions upon the occurrence of a defined “change in control” transaction unless this provision is superseded in an executive’s employment agreement or otherwise waived. Under the plans, if within twelve months of a change in control there

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

occurs a “triggering event” with respect to the employment of a plan participant, any outstanding stock options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include a termination of employment by the Company other than for “cause,” a termination of employment by the participant following a reduction in position, pay or other “constructive termination,” or a failure by the successor company to assume or continue the plan award. Under the terms of the plans, payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Family Income Assurance Plan.    The Company has in effect a Family Income Assurance Plan for certain key executives. Coverage under this self-insured plan provides that, in the event of the death of a participating key executive while employed by the Company, the eligible spouse, same sex domestic partner or dependent child is entitled to receive an amount equal to 100% of the executive’s salary in effect at the date of death for the first year after such date of death, 75% thereof during the second year, and 50% thereof during the third year. Applicable provisions in the employment contracts of otherwise covered executives supersede the provisions of the Family Income Assurance Plan for such executives. During fiscal 2005, the Company incurred no cost under this plan with respect to the persons identified in the Summary Compensation Table.

Benefits and Perquisites.    The Company provides its executive officers with employee benefits and perquisites. Except as specifically noted elsewhere in this proxy statement, the employee benefits programs in which our executive officers participate (which provide benefits such as medical benefits coverage, life insurance protection, retirement benefits and annual contributions to a qualified savings plan) are generally the same programs offered to substantially all of the Company’s salaried employees. The perquisites available to our executive officers are (except for basic financial planning and the amount of the automobile benefit) generally made available to all of our officers at or above the level of vice president. The perquisites available to our executive officers include the availability of an automobile or automotive allowance, basic financial planning, access to the Company’s theme parks and to discounts on Company merchandise, a modest stipend for health club membership, reimbursement for an annual physical exam and certain ancillary financial and insurance benefits (such as reimbursement for educational expenses and access to favorably priced group insurance coverage).

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Stock Performance Graph

The following graph compares the performance of the Company’s common stock with the performance of the Standard & Poor’s 500 Composite Stock Price Index and a peer group index over the five-year period extending through the end of fiscal 2005. The graph assumes that $100 was invested on September 30, 2000 in the Company’s common stock, the S&P 500 Index and the peer group index and that all dividends were reinvested.

The peer group index is a custom index consisting of the companies that were formerly included in the Standard & Poor’s Entertainment and Leisure Index. Although Standard & Poor’s discontinued this index in January 2002, the Company believes the companies included in the index continue to provide a representative sample of enterprises in the primary lines of business in which the Company engages. These companies are, in addition to The Walt Disney Company, media enterprises Time Warner Inc. and Viacom Inc.; resort and leisure-oriented companies Carnival Corporation, Harrah’s Entertainment, Inc., Hilton Hotels Corporation, Marriott International, Inc. and Starwood Hotels and Resorts Worldwide, Inc.; and consumer-oriented businesses Brunswick Corporation, Darden Restaurants, Inc., McDonald’s Corporation, Starbucks Corporation, Yum! Brands, Inc. and Wendy’s International Inc.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board, as revised in December 2003, specifies that the purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;
•	the adequacy of the Company’s system of internal controls;
•	the Company’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the Company’s independent registered public accountants; and
•	the performance of the Company’s independent registered public accountants and of the Company’s internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of quarterly and annual financial reports by the Company’s management;
•	supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
•	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company’s internal auditing program.

The Committee met eight times during fiscal 2005. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accountants and with the Company’s internal auditors, in each case without the presence of the Company’s management.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2005, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Report on Form 10-K for the fiscal year ended October 1, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John S. Chen

Monica C. Lozano

Robert W. Matschullat (Chair)

Leo J. O’Donovan, S.J.

Policy for Approval of Audit and Permitted Non-audit Services

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal 2005 and fiscal 2004, together with fees for audit-related services and tax services rendered by PricewaterhouseCoopers LLP during fiscal 2005 and fiscal 2004. Audit related services consist principally of audits of employee benefit plans and other related entities and, in fiscal 2004, services with respect to internal controls. Tax services consist principally of tax compliance services (primarily U.S. federal and international returns) and tax examination assistance. The Company is in the process of transitioning to in-house completion of U.S. federal tax compliance work over a period of three years beginning in fiscal 2005 and therefore expects tax fees to continue to decline over that time frame, partially offset by growth in international tax compliance activities.

	Fiscal 2005	Fiscal 2004
	(in millions)
Audit fees	$15.5	$15.4
Audit-related fees	3.3	5.3
Tax fees	5.0	5.6
All other fees	—	—

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Items to Be Voted On

Election of Directors

The current term of office of all of the Company’s Directors expires at the 2006 annual meeting. The Board proposes that the following nominees, all of whom are currently serving as Directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Messrs. Pepper and Smith, the nominees who have been appointed to the Board since the last election of Directors, were initially identified as potential nominees by a third-party search firm and recommended for appointment and nomination by the Governance and Nominating Committee. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director before the annual meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The affirmative vote of a plurality of votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “withhold authority” with respect to one or more Directors will not be voted with respect to the Director or Directors indicated. Under our Corporate Governance Guidelines, if the number of votes withheld exceeds the number of votes “for” a Director, that Director will be elected but will be required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee would then recommend to the Board the action to be taken with respect to the offer of resignation and the Board is required to act promptly with respect to the resignation.

The Board recommends a vote “FOR” each of the persons nominated by the Board.

  John E. Bryson, 62, has served as Chairman of the Board, President and Chief Executive Officer of Edison International, the parent company of Southern California Edison, an electric utility, since 1990. He is also a director of The Boeing Company and a director/ trustee for three funds in the Western Asset funds complex. Mr. Bryson has been a Director of the Company since 2000.

  John S. Chen, 50, has been Chairman, Chief Executive Officer and President of Sybase, Inc., a software developer, since November 1998. From February 1998 through November 1998, he served as co-Chief Executive Officer. Mr. Chen joined Sybase in August 1997 as Chief Operating Officer and served in that capacity until February 1998. From March 1995 to July 1997, Mr. Chen was President of the Open Enterprise Computing Division, Siemens Nixdorf, a computer and electronics company, and Chief Executive Officer and Chairman of Siemens Pyramid, a subsidiary of Siemens Nixdorf. Mr. Chen has been a Director of the Company since 2004.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

  Judith L. Estrin, 51, is President and Chief Executive Officer of Packet Design, LLC, a company that she co-founded in May 2000 to develop networking technology. Ms. Estrin served as Chief Technology Officer and Senior Vice President of Cisco Systems Inc., a developer of networking products, from 1998 until April 2000, and as President and Chief Executive Officer of Precept Software, Inc., a developer of networking software of which she was co-founder, from 1995 until its acquisition by Cisco in 1998. She is also a director of FedEx Corporation, an international provider of transportation and delivery services. Ms. Estrin has been a Director of the Company since 1998.

  Robert A. Iger, 54, has served as President and Chief Executive Officer of the Company since October 2005, having previously served as President and Chief Operating Officer since January 2000 and as President of Walt Disney International and Chairman of the ABC Group from 1999 to January 2000. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Lincoln Center for the Performing Arts in New York City. Mr. Iger has been a Director of the Company since 2000.

  Fred H. Langhammer, 62, is Chairman, Global Affairs, of The Estée Lauder Companies Inc., a manufacturer and marketer of cosmetics products. Prior to being named Chairman, Global Affairs, Mr. Langhammer was Chief Executive Officer of The Estée Lauder Companies Inc. from 2000 to 2004, President from 1995 to 2004 and Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined The Estée Lauder Companies in 1975 as President of its operations in Japan. In 1982, he was appointed Managing Director of its operations in Germany. He is also a director of The Shinsei Bank Limited. Mr. Langhammer has been a Director of the Company since 2005.

  Aylwin B. Lewis, 51, is President and Chief Executive Officer of Sears Holdings Corporation, a nationwide retailer. Prior to being named Chief Executive Officer of Sears in September 2005, Mr. Lewis was President of Sears Holdings and Chief Executive Officer of KMart and Sears Retail following Sears’ acquisition of KMart Holding Corporation in March 2005. Prior to that acquisition, Mr. Lewis had been President and Chief Executive Officer of KMart since October 2004. Prior to that, Mr. Lewis was Chief Multibranding and Operating Officer of YUM! Brands, Inc., a franchisor and licensor of quick service restaurants including KFC, Long John Silvers, Pizza Hut, Taco Bell and A&W, from 2003 until October 2004, Chief Operating Officer of YUM! Brands from 2000 until 2003 and Chief Operating Officer of Pizza Hut from 1996. Mr. Lewis is also a director of Sears Holdings Corporation and Halliburton Co. Mr. Lewis has been a Director of the Company since 2004.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

  Monica C. Lozano, 49, is Publisher and Chief Executive Officer of La Opinión, the largest Spanish-language newspaper in the United States, and Senior Vice President of its parent company, ImpreMedia, LLC. In addition, Ms. Lozano is a member of the Board of Regents of the University of California and a trustee of the University of Southern California. She is a trustee of SunAmerica Asset Management Corporation and a director of the California Health Care Foundation. Ms. Lozano has been a Director of the Company since 2000.

  Robert W. Matschullat, 58, a private equity investor, served from October 1995 until June 2000 as Vice Chairman of the board of directors of The Seagram Company Ltd., a global company with entertainment and beverage operations. He also served as Chief Financial Officer of Seagram until January 2000. Prior to joining Seagram, Mr. Matschullat was head of worldwide investment banking for Morgan Stanley & Co. Incorporated, a securities and investment firm, and was on the Morgan Stanley Group board of directors. He is the Presiding Director of the Board of Directors of The Clorox Company, a consumer products company, and a director of McKesson Corporation. Mr. Matschullat has been a Director of the Company since 2002.

  George J. Mitchell, 72, has served as Chairman of the Board of the Company since March 2004 and is Chairman of the law firm of DLA Piper Rudnick Gray Cary LLP. He previously served as Chairman of the law firm of Verner, Liipfert, Bernhard, McPherson & Hand in Washington, D.C., which merged with Piper Rudnick in October 2002. He served as a United States Senator from 1980 to 1995, and was Senate Majority Leader from 1989 to 1995. He is a director of Staples, Inc., an office supply company. He has also served as Chairman of the Peace Negotiations in Northern Ireland and the International Fact-Finding Committee on Violence in the Middle East. Senator Mitchell has been a Director of the Company since 1995.

  Leo J. O’Donovan, S.J., 71, is President Emeritus of Georgetown University, having served as President of the University from 1989 until 2001. He is a Professor of Theology at Georgetown University and has been a Visiting Professor at Fordham University. He has served on a number of higher education boards, including that of the Association of Catholic Colleges and Universities, and was a member of the Steering Committee of Presidents for the America Reads initiative. He also is a former member of the National Council on the Arts of the National Endowment for the Arts, past chair of the Consortium on Financing Higher Education and past president of the Catholic Theological Society of America. Father O’Donovan has been a Director of the Company since 1996.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

      John E. Pepper, Jr., 67, serves as Chief Executive Officer of the National Underground Railroad Freedom Center. Previously, he served as Vice President of Finance and Administration at Yale University from January 2004 to December 2005. Prior to that, he served as Chairman of the Executive Committee of the Board of Directors of The Procter & Gamble Company until December 2003. Since 1963, he has served in various positions at Procter & Gamble, including Chairman of the Board from 2000 to 2002, Chief Executive Officer and Chairman from 1995 to 1999, President from 1986 to 1995 and director from 1984 to 2003. Mr. Pepper serves on the board of Boston Scientific Corp. and is a member of the Executive Committee of the Cincinnati Youth Collaborative. Mr. Pepper has been a Director of the Company since 2006.

      Orin C. Smith, 63, was President and Chief Executive Officer of Starbucks Corporation from 2000 to 2005. He joined Starbucks as Vice President and Chief Financial Officer in 1990, became President and Chief Operating Officer in 1994, and became a director of Starbucks in 1996. Prior to joining Starbucks, Mr. Smith spent a total of 14 years with Deloitte & Touche. Mr. Smith is a director of Nike, Inc. and Washington Mutual and serves on the Advisory Board for the University of Washington School of Business, the University of Washington Medicine Board of Directors and the Board of Directors of Conservation International. Mr. Smith has been a Director of the Company since 2006.

      Gary L. Wilson, 65, has been Chairman of the board of directors of Northwest Airlines Corporation since 1997, having served as Co-Chairman of the board of directors from 1991 to 1997 and as a director since 1989. From 1985 through 1989, he was Executive Vice President and Chief Financial Officer of the Company. Mr. Wilson is also a director of CB Richard Ellis, Inc., a commercial real estate services company, and Yahoo! Inc., an Internet communications, commerce and media company. He also serves on the board of trustees of Duke University, the board of trustees of The Keck School of Medicine at the University of Southern California and the NCAA Leadership Advisory Board. Mr. Wilson has been a Director of the Company since 1985.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2006. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2005 are described under “Audit-Related Matters—Auditor Fees and Services,” above.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2006.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Shareholder Proposals

The Company has been notified that several shareholders intend to present proposals for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements below, and we are presenting the proposals as they were submitted to us. We do not necessarily agree with all the statements contained in the proposals and the supporting statements, but we have limited our responses to the most important points and have not attempted to refute all the statements we disagree with. The address and stock ownership of each of the proponents will be furnished by the Company’s Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on these proposals will be required for approval of each of these proposals. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting and the Meeting—Voting”) will not be considered entitled to vote on these proposals and therefore will not be counted in determining the number of shares necessary for approval.

•	Proposal 1–Greenmail

Mrs. Evelyn Y. Davis has notified the Company that she intends to present the following proposal for consideration at the annual meeting:

“RESOLVED: That the stockholders of Disney recommend that the Board of Directors take the necessary steps THAT NO GREENMAIL shall be paid.

“This Corporation shall not buy or otherwise acquire stock of any class of this corporation at a price more than 5 percent above the current fair market price unless an offer is made to ALL stockholders of that class of stock on a proportionate or randomly-selected basis; such offer to be open for a minimum of 45 days.

“This policy need not apply to purchases or acquisitions of less than 10,000 shares.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

“Last year the owners of 788.8 million shares, representing approximately 56% of shares voting, voted FOR my similar proposal.

“If you AGREE, please mark YOUR proxy FOR this proposal.”

The Board of the Company recommends a vote “AGAINST” this proposal for the following reasons:

The Board of Directors supports the concept of preventing the payment of greenmail. In response to the shareholder vote on this proposal last year, the Board has amended the Company’s Bylaws to prohibit the purchase of shares at a premium to market price from any owner of more than 2% of the Company’s shares unless an offer to purchase at that price is made to all shareholders or the purchase is approved by a shareholder vote. The Bylaw includes exceptions for purchases pursuant to a stock repurchase program and purchases in connection with shareholder-approved stock option plans.

We believe this Bylaw provision appropriately addresses the dangers of greenmail. The Company’s Bylaw is substantially similar to provisions adopted by other large companies. We believe that the application of the prohibition in our Bylaws to purchases from holders of more than 2% of the Company’s shares is a much more appropriate means to address potential greenmail than the proposal’s application to any purchase of 10,000 shares or more. The 2% trigger is lower than that used by other companies. The proposal’s application to the purchase of as few as 10,000 shares, on the other hand, would significantly limit the flexibility of the Company to engage in a range of possible transactions that may well be in the best interest of all shareholders.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

•	Proposal 2–China Labor Standards

The Office of the Comptroller of New York City, as custodian and trustee for the New York Retirement Systems, has advised the Company that it intends to present the following proposal for consideration at the annual meeting:

“Whereas, The Walt Disney Company currently has extensive operations in China, and

“Whereas, in recent years, a number of independent human rights organizations based in Hong Kong have surveyed manufacturers in south China, including a number of suppliers of Disney and other major U.S. companies, and

“Whereas, these studies have found a number of violations of Disney’s corporate code of conduct on the part of its suppliers, as well as violations of Chinese Labor Law, and

“Whereas, these studies have also found that many workers surveyed at those supplier factories are unaware of the corporate codes of conduct of Disney and other U.S. companies that are supplied by their factories, and

“Whereas, human rights abuses in the overseas subsidiaries and suppliers of U.S. corporations can lead to negative publicity, public protests, and a loss of consumer confidence, which can have a negative impact on shareholder value,

“Therefore, be it resolved, that shareholders request that the Board of Directors review and report to shareholders by November 2006, on the adherence of Disney’s suppliers in China to Disney’s corporate code of conduct, to the provisions of the Chinese government’s Labor Law, and to the core conventions of the International Labor Organization (ILO). This report should be prepared at reasonable expense and contain no proprietary information.”

“Supporting Statement: The New York City Employees’ Retirement System, the New York City Teachers’ Retirement System, and the New York City Police and Fire Department Pension Funds, believe that the adoption of this resolution will benefit the company by helping to ensure that it is not associated with human rights violations in the workplace. We urge you to vote FOR this proposal.”

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

The Board of the Company recommends a vote “AGAINST” this proposal for the following reasons:

The Company adopted its International Labor Standards (ILS) program in 1996. The program encompasses a comprehensive set of policies, practices and protocols designed to protect the interests of workers engaged in the manufacture of Disney merchandise throughout the world, including China, whether for licensees or for direct sale at Disney properties.

At the core of our ILS program are the principles set forth in the Company’s Code of Conduct for Manufacturers, which was established in 1996. The Code sets forth our requirements for manufacturers of Disney-branded merchandise with respect to working conditions, compensation and benefits, working hours, nondiscrimination, health and safety, association, environmental protection, compliance with law, monitoring of compliance and publication of the Code itself.

The principles embodied in our Code are consistent in most respects with the core conventions of the ILO referred to in this shareholder proposal. Our Code and ILS program are not, however, limited to China; we apply our program in all countries where Disney-branded merchandise is manufactured, with active implementation and monitoring currently in progress in more than 50 countries. In addition, our ILS program goes well beyond ILO principles by making education, cooperation, monitoring and remediation integral elements of a comprehensive labor policy. We have made meetings and training sessions with licensees, vendors, factories and business units an essential part of our ILS effort, holding hundreds of intensive training sessions with internal and external monitors, factory owners and managers, as well as with Disney employees. And when manufacturing facilities fall short of our Code standards, we seek to work with management to develop a remediation plan to bring the facility into compliance and thus permit continuing authorization to manufacture branded merchandise.

The requirements set forth in our Code are backed by an active monitoring program, using both internal and external monitors trained to perform thorough audits, including private discussions with factory workers. To date, we and our partners have conducted tens of thousands of audits of factories manufacturing Disney merchandise around the world.

In 2000, we began a project to enhance our monitoring programs by working with a group of interested nongovernmental organizations to develop an independent, objective process to evaluate our monitoring efforts. The initial phase of this project, which included a detailed review of our policies and procedures as well as site visits to observe our monitoring process in action, has been completed. A second phase, involving the development of a more comprehensive approach to promoting sustained Code compliance with a focus in China, is currently in process and is expected to be completed in early 2006. At the conclusion of this phase, we intend to report publicly on the project’s progress, outcomes and learnings. An overview of the project and an interim report on project participants, detailed objectives and approaches and early progress can be found at www.disneylaborstandards.com.

As we proceed with these ongoing efforts to enhance our global ILS activities, we do not believe that an additional special report on manufacturing in China would contribute significantly to our efforts.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless presented to the Company prior to the date of this Proxy Statement. However, if any other matter is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 9, 2006 (the record date), may vote at the 2006 Annual Meeting and any post ponements or adjournments of the meeting. On that date, 1,922,306,909 shares of common stock were outstanding. Each share is entitled to one vote on each matter considered at the meeting.

Voting

Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Refer to your proxy or voting instruction card to see which options are available to you and how to use them. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on March 9, 2006. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under “Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants and AGAINST the shareholder proposals.

You may revoke your proxy and change your vote at any time before the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote) or by voting in person at the Annual Meeting.

If you participate in the Disney Salaried Savings and Investment Plan, the ABC, Inc. Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock equivalent to the interest in Disney common stock credited to your account as of the record date. You may provide voting instructions to Fidelity Management Trust Company by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by March 8, 2006. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares in your plan for which it did receive timely instructions. You may revoke previously given voting instructions by March 8, 2006, by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Under New York Stock Exchange Rules, the proposals to elect Directors and to approve the appointment of independent auditors are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 15 days before the date of the meeting. In contrast, the shareholder proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the shareholder proposals.

We will post preliminary results of voting at the meeting on our investor relations web site promptly after the meeting.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Attendance at the Meeting

Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Other Information

Stock Ownership

Based on a review of filings with the Securities and Exchange Commission, the Company is unaware of any holders of more than 5% of the outstanding shares of Disney common stock. The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our current Directors and executive officers and Directors and executive officers as a group. The beneficial ownership of each Director and executive officer, and of Directors and executive officers as a group, constitute less than 1% of our issued and outstanding shares. Except as otherwise indicated, all information is as of January 9, 2006.

Name	Shares[1,2]	Stock Units[3]	Shares Acquirable Within 60 Days[4]
Alan N. Braverman	17,225	—	825,949
John E. Bryson	1,500	19,358	18,000
John S. Chen	5,793	6,547	3,600
Judith L. Estrin	28,526	3,565	30,000
Robert A. Iger	182,473	—	5,019,353
Fred H. Langhammer	—	5,276	1,200
Aylwin B. Lewis	1,100	6,703	3,600
Monica C. Lozano	1,057	15,112	18,000
Robert W. Matschullat	8,000	14,586	7,200
Christine M. McCarthy	4,676	—	203,841
Kevin A. Mayer[5]	65	—	—
George J. Mitchell	25,423	34,794	46,800
Leo J. O’Donovan, S.J.	—	3,565	40,800
John E. Pepper, Jr.	—	—	—
Orin C. Smith	—	—	—
Thomas O. Staggs	104,949	—	2,148,408
Gary L. Wilson	3,916	16,711	42,000
All Directors and executive officers as a group (17 persons)[6]	384,703	126,217	8,408,751

[1]	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as indicated below:

•	Mr. Chen—1,125 shares held for the benefit of children;
•	Mr. Mayer—65 shares held by a trust for the benefit of members of his family, of which he is trustee.
•	Ms. Lozano—57 shares held for the benefit of a child; and
•	Mr. Staggs—900 shares held by a trust for the benefit of members of his family, of which he is trustee.

All Directors and executive officers as a group disclaim beneficial ownership of a total of 2,147 shares.

[2]	For executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of December 31, 2005: Mr. Iger—15,897 shares; Mr. Staggs—5,915 shares; Mr. Braverman—5,473 shares; Ms. McCarthy—1,368 shares; and all executive officers as a group—28,653 shares.
[3]	Reflects the number of stock units credited as of December 31, 2005 to the account of each non-employee Director participating in the Company’s Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under “Corporate Governance and Board Matters—Board Compensation,” but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the Company’s 2002 Executive Performance Plan which vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

[4]	Reflects the number of shares that could be purchased by exercise of options available at January 9, 2006, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 9, 2006.
[5]	Mr. Mayer is Executive Vice President, Corporate Strategy, Business Development and Technology and was designated an executive officer on October 3, 2005.
[6]	The table does not include Messrs. Eisner and Murphy, who were executive officers (and, in the case of Mr. Eisner, a Director) during the fiscal year, but not on January 9, 2006. As of October 1, 2005 (his last day as an executive officer), Mr. Eisner beneficially owned 14,239,863 shares (of which 21,600 shares were held by his wife, 9,600 shares were held by a trust of which Mr. Eisner was a beneficiary and 31,704 shares were represented by interests in Company savings and investment plans); held 407,906 stock units (all of which vested on October 3, 2005); and held options to acquire 21,387,060 shares (all of which were exercisable or became exercisable on October 3, 2005). The shares beneficially owned by Mr. Eisner on October 1, 2005, represented 1.8% of the shares issued and outstanding on January 9, 2006. In addition, The Eisner Foundation, Inc., a charitable not-for-profit corporation of which Mr. Eisner is one of five family trustees and in which neither he nor any other family members have any pecuniary interest, held 825,000 shares. On April 17, 2005, Mr. Murphy’s last day as an executive officer of the Company, Mr. Murphy beneficially owned 96,486 shares, including 2,844 shares represented by interests in Company savings and investment plans, and had options to acquire an additional 1,941,408 shares that had vested or were scheduled to vest within 60 days of January 9, 2006. The shares beneficially owned by Mr. Murphy on April 17, 2005, represented less than 1% of the shares issued and outstanding on January 9, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during fiscal 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of one report filed one day late by John Garand, the former Principal Accounting Officer of the Company, relating to a sale of shares.

Electronic Delivery of Proxy Materials and Annual Report

This Proxy Statement and the Company’s 2005 Annual Report are available on the Company’s website at www.disney.com/investors. Instead of receiving paper copies of next year’s Proxy Statement and Annual Report in the mail, shareholders can elect to receive an e-mail message that will provide a link to these documents on the website. By opting to access your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Disney shareholders who have enrolled in the electronic proxy delivery service previously will receive their materials online this year. Shareholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings by registering online at www.disney.com/investors. Beneficial or “street name” shareholders who wish to enroll in electronic access service may do so at www.icsdelivery.com.

Reduce Duplicate Mailings

The Company is required to provide an annual report and proxy statement to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive duplicate mailings for separate accounts at the same address, you should mark the designated box on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If, at any time, you wish to resume receiving separate proxy statements or annual reports, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, Shareholder Services, 500 South Buena Vista Street, MC 9722, Burbank, California 91521, or by calling Shareholder Services at (818) 553-7200.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $17,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Annex A

Corporate Governance Guideline on Director Independence

It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company or its affiliates or any member of the senior management of the Company or his or her affiliates. This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s shareholders. In making this determination, the Board shall apply the following standards:

•	A Director who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years an executive officer of the Company may not be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a Director from being considered independent following that employment.
•	A Director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a Director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee of the Company will not be considered in determining independence under this test.
•	(A) A Director who is, or whose immediate family member is, a current partner of a firm that is the Company’s external auditor; (B) a Director who is a current employee of such a firm; (C) a Director who has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) a Director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time may not be deemed independent.
•	A Director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the time serves or served on that company’s compensation committee may not be deemed independent.
•	A Director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, may not be deemed independent.
•	Further to the provision above that applies to goods and services generally, a Director who is, or whose immediate family member is, an executive officer, general partner or significant equity holder (i.e., in excess of 10%) of an entity that is a paid provider of professional services to the Company, any of its affiliates, any executive officer or any affiliate of an executive officer, and which received payments with respect to such services in an amount which, in the preceding twelve months, exceeds $60,000 (but does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues) may not be deemed independent.
•

A Director who is, or whose immediate family member is, affiliated with or employed by a tax-exempt entity that received significant contributions (i.e., more than 2% of the annual contributions received by the entity or more than $200,000 in a single fiscal year, whichever amount is lower) from the

A-1

The Walt Disney Company Notice of 2006 Annual Meeting and Proxy Statement

Company, any of its affiliates, any executive officer or any affiliate of an executive officer within the preceding twelve-month period may not be deemed independent, unless the contribution was approved in advance by the Board of Directors.

For purposes of these Guidelines, the terms:

•	“affiliate” means any consolidated subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;
•	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934; and
•	“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

A-2

Proxy Card — General

Annual Meeting of Shareholders – To Be Held March 10, 2006

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2006 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSAL 2; AGAINST PROPOSALS 3 AND 4; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù    FOLD AND DETACH HERE    Ù

From 5 South Bound

Exit at Disney Way, Turn left onto Disney Way

Turn left onto Anaheim Blvd, Turn right onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

From 5 North Bound

Merge onto 57 North Bound, Exit at Katella Ave

Turn right onto Katella Ave, Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 North Bound

Exit at Katella Ave

Turn right onto Katella Ave

Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 South Bound

Exit at Ball Rd

Turn right onto Ball Rd

Turn left onto Sunkist St

Turn left onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

DIRECTIONS TO THE ARROWHEAD POND 2695 East Katella Avenue, Anaheim, California

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

ADMISSION TICKET

This ticket is valid to admit the shareholder and one guest to the 2006 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

								Please Mark Here for Address Change	☐
SEE REVERSE SIDE
THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
(1) Election of Directors.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.
(01) John E. Bryson (02) John S. Chen (03) Judith L. Estrin (04) Robert A. Iger (05) Fred H. Langhammer (06) Aylwin B. Lewis	(07) Monica C. Lozano (08) Robert W. Matschullat (09) George J. Mitchell (10) Leo J. O’Donovan, S.J. (11) John E. Pepper, Jr. (12) Orin C. Smith (13) Gary L. Wilson	☐	☐	☐	THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2006.		☐	☐	☐	(3) To approve the shareholder proposal relating to greenmail.		☐	☐	☐
							FOR	AGAINST	ABSTAIN
					(4) To approve the shareholder proposal relating to China labor standards.		☐	☐	☐

					Please indicate if you plan to attend the meeting.	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù    FOLD AND DETACH HERE    Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 9, 2006. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

Ú    IF YOU PLAN TO ATTEND THE MEETING    Ú

Admission Ticket

Annual Meeting of Shareholders

Date – March 10, 2006

Registration – 8:00 a.m. • Seating – 9:00 a.m.

Meeting Begins – 10:00 a.m.

Location – The Arrowhead Pond

2695 East Katella Avenue, Anaheim CA

Proxy Card — Household Election

Annual Meeting of Shareholders – To Be Held March 10, 2006

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2006 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSAL 2; AGAINST PROPOSALS 3 AND 4; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù    FOLD AND DETACH HERE    Ù

From 5 South Bound

Exit at Disney Way, Turn left onto Disney Way

Turn left onto Anaheim Blvd, Turn right onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

From 5 North Bound

Merge onto 57 North Bound, Exit at Katella Ave

Turn right onto Katella Ave, Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 North Bound

Exit at Katella Ave

Turn right onto Katella Ave

Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 South Bound

Exit at Ball Rd

Turn right onto Ball Rd

Turn left onto Sunkist St

Turn left onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

DIRECTIONS TO THE ARROWHEAD POND 2695 East Katella Avenue, Anaheim, California

Ú     IF YOU PLAN TO ATTEND THE MEETING    Ú

ADMISSION TICKET

This ticket is valid to admit the shareholder and one guest to the 2006 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

Please Mark Here for Address Change	☐
SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
(1) Election of Directors.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.
(01) John E. Bryson (02) John S. Chen (03) Judith L. Estrin (04) Robert A. Iger (05) Fred H. Langhammer (06) Aylwin B. Lewis	(07) Monica C. Lozano (08) Robert W. Matschullat (09) George J. Mitchell (10) Leo J. O’Donovan, S.J. (11) John E. Pepper, Jr. (12) Orin C. Smith (13) Gary L. Wilson	☐	☐	☐	THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2006.		☐	☐	☐	(3) To approve the shareholder proposal relating to greenmail.		☐	☐	☐
							FOR	AGAINST	ABSTAIN
					(4) To approve the shareholder proposal relating to China labor standards.		☐	☐	☐

					Please indicate if you plan to attend the meeting.	☐	HOUSEHOLDING ELECTION If you wish to receive duplicate mailings for separate accounts at the same address please check the box to the right.		☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù    FOLD AND DETACH HERE    Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 9, 2006. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

Ú    IF YOU PLAN TO ATTEND THE MEETING    Ú

Admission Ticket

Annual Meeting of Shareholders

Date – March 10, 2006

Registration – 8:00 a.m. • Seating – 9:00 a.m.

Meeting Begins – 10:00 a.m.

Location – The Arrowhead Pond

2695 East Katella Avenue, Anaheim CA

Proxy Card — Employee Plans

Annual Meeting of Shareholders – To Be Held March 10, 2006

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

This proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on all matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any 401(k) savings plan of the Company or its subsidiaries (the “Plans”). Shares in each of the Plans for which voting instructions are not received by March 8, 2006, or if no choice is specified, will be voted by the trustee in the same proportion as the shares for which voting instructions are received from other participants of the Plan. Your voting instructions will be kept confidential by the trustee.

Please date and sign exactly as your name appears on the form and mail the proxy promptly.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù    FOLD AND DETACH HERE    Ù

From 5 South Bound

Exit at Disney Way, Turn left onto Disney Way

Turn left onto Anaheim Blvd, Turn right onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

From 5 North Bound

Merge onto 57 North Bound, Exit at Katella Ave

Turn right onto Katella Ave, Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 North Bound

Exit at Katella Ave

Turn right onto Katella Ave

Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 South Bound

Exit at Ball Rd

Turn right onto Ball Rd

Turn left onto Sunkist St

Turn left onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

DIRECTIONS TO THE ARROWHEAD POND 2695 East Katella Avenue, Anaheim, California

Ú    IF YOU PLAN TO ATTEND THE MEETING    Ú

ADMISSION TICKET

This ticket is valid to admit the shareholder and one guest to the 2006 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

								Please Mark Here for Address Change	☐
SEE REVERSE SIDE
THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
(1) Election of Directors.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.
(01) John E. Bryson (02) John S. Chen (03) Judith L. Estrin (04) Robert A. Iger (05) Fred H. Langhammer (06) Aylwin B. Lewis	(07) Monica C. Lozano (08) Robert W. Matschullat (09) George J. Mitchell (10) Leo J. O’Donovan, S.J. (11) John E. Pepper, Jr. (12) Orin C. Smith (13) Gary L. Wilson	☐	☐	☐	THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2006.		☐	☐	☐	(3) To approve the shareholder proposal relating to greenmail.		☐	☐	☐
							FOR	AGAINST	ABSTAIN
					(4) To approve the shareholder proposal relating to China labor standards.		☐	☐	☐

					Please indicate if you plan to attend the meeting.	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù    FOLD AND DETACH HERE    Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 8, 2006. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dis1 Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

Ú    IF YOU PLAN TO ATTEND THE MEETING    Ú

Admission Ticket

Annual Meeting of Shareholders

Date – March 10, 2006

Registration – 8:00 a.m. • Seating – 9:00 a.m.

Meeting Begins – 10:00 a.m.

Location – The Arrowhead Pond

2695 East Katella Avenue, Anaheim CA

Proxy Card — Electronic Delivery

Annual Meeting of Shareholders – To Be Held March 10, 2006

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2006 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSAL 2; AGAINST PROPOSALS 3 AND 4; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù    FOLD AND DETACH HERE    Ù

From 5 South Bound

Exit at Disney Way, Turn left onto Disney Way

Turn left onto Anaheim Blvd, Turn right onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

From 5 North Bound

Merge onto 57 North Bound, Exit at Katella Ave

Turn right onto Katella Ave, Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 North Bound

Exit at Katella Ave

Turn right onto Katella Ave

Turn left onto Douglass Rd

Pond is on Right Hand Side

From 57 South Bound

Exit at Ball Rd

Turn right onto Ball Rd

Turn left onto Sunkist St

Turn left onto Cerritos Ave

Merge right onto Douglass Rd (Cerritos curves into Douglass)

Pond is on Left Hand Side

DIRECTIONS TO THE ARROWHEAD POND 2695 East Katella Avenue, Anaheim, California

You can access, view and download this year’s Annual Report and

Proxy Statement at The Walt Disney Company Investor Relations website at

www.disney.com/investors

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

ADMISSION TICKET

This ticket is valid to admit the shareholder and one guest to the 2006 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

								Please Mark Here for Address Change	☐
SEE REVERSE SIDE
THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
(1) Election of Directors.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.
(01) John E. Bryson (02) John S. Chen (03) Judith L. Estrin (04) Robert A. Iger (05) Fred H. Langhammer (06) Aylwin B. Lewis	(07) Monica C. Lozano (08) Robert W. Matschullat (09) George J. Mitchell (10) Leo J. O’Donovan, S.J. (11) John E. Pepper, Jr. (12) Orin C. Smith (13) Gary L. Wilson	☐	☐	☐	THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2006.		☐	☐	☐	(3) To approve the shareholder proposal relating to greenmail.		☐	☐	☐
							FOR	AGAINST	ABSTAIN
					(4) To approve the shareholder proposal relating to China labor standards.		☐	☐	☐

					Please indicate if you plan to attend the meeting.	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù    FOLD AND DETACH HERE    Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 9, 2006. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

Ú    IF YOU PLAN TO ATTEND THE MEETING    Ú

Admission Ticket

Annual Meeting of Shareholders

Date – March 10, 2006

Registration – 8:00 a.m. • Seating – 9:00 a.m.

Meeting Begins – 10:00 a.m.

Location – The Arrowhead Pond

2695 East Katella Avenue, Anaheim CA